Exhibit 10.4

EXECUTION VERSION

AMENDED AND RESTATED COLLATERAL AGREEMENT

made by

UNIVERSAL HEALTH SERVICES, INC.

and certain of its Subsidiaries,

the Authorized Representatives and

JPMorgan Chase Bank, N.A.,

as Collateral Agent

Dated as of August 7, 2014

i

SECTION 7.	INTERCREDITOR PROVISIONS	25
7.1	Actions with Respect to the Common Collateral; Restrictions	25

SECTION 8.	MISCELLANEOUS	26
8.1	Amendments in Writing	26
8.2	Notices	26
8.3	No Waiver by Course of Conduct; Cumulative Remedies	27
8.4	Successors and Assigns	27
8.5	Counterparts	27
8.6	Severability	27
8.7	Section Headings	27
8.8	Integration	27
8.9	GOVERNING LAW	27
8.10	Submission To Jurisdiction; Waivers	27
8.11	Acknowledgements	28
8.12	Additional Grantors	28
8.13	Releases	28
8.14	Amendment and Restatement	30
8.15	WAIVER OF JURY TRIAL	30

SECTION 9.	ADDITIONAL LIEN OBLIGATIONS	30

SCHEDULES

Schedule 1	Notice Addresses
Schedule 2	Investment Property
Schedule 3	Perfection Matters
Schedule 4	Jurisdictions of Organization and Chief Executive Offices
Schedule 5	Intellectual Property

ii

AMENDED AND RESTATED COLLATERAL AGREEMENT

AMENDED AND RESTATED COLLATERAL AGREEMENT, dated as of August 7, 2014, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Grantors”), the Authorized Representatives (as defined below) and JPMorgan Chase Bank, N.A., as Collateral Agent (in such capacity, the “Collateral Agent”).

PRELIMINARY STATEMENTS:

WHEREAS, reference is made to that certain Credit Agreement, dated as of November 15, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Universal Health Services, Inc. (the “Borrower”), the banks and other financial institutions or entities (the “Lenders”) from time to time parties thereto, the Administrative Agent and the other agents named therein;

WHEREAS, reference is made to the Borrower’s 7.125% senior notes due 2016 (the “7.125% Senior Notes”) issued pursuant to that certain Indenture dated as of January 20, 2000, as supplemented by the Supplemental Indenture dated as of June 20, 2006 (as further amended, supplemented or otherwise modified from time to time, the “2006 Indenture”), between the Borrower and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to Bank One Trust Company, N.A.), as trustee (in such capacity, the “2006 Trustee”);

WHEREAS, reference is made to the Borrower’s 3.750% senior secured notes due 2019 (the “2019 Senior Notes”) and the Borrower’s 4.750% senior secured notes due 2022 (the “2022 Senior Notes”) issued pursuant to that certain Indenture dated as of August 7, 2014 (as amended, supplemented or otherwise modified from time to time, the “2014 Indenture”) among the Borrower, certain other parties and MUFG Union Bank, N.A., as trustee (in such capacity, the “2014 Trustee”);

WHEREAS, from time to time after the date hereof, the Grantors may, subject to the terms and conditions of the Lien Documents (as defined below), incur Additional Lien Obligations (as defined below)), which are pari passu in right of payment to the other Obligations (as defined below) and secured equally and ratably with the other Obligations by the Common Collateral (as defined below); and

WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement and has derived substantial direct and indirect benefit from the issuance of the Senior Notes; and

WHEREAS, it is a requirement of the 2006 Indenture that the Grantors shall have executed and delivered this Agreement to the Collateral Agent for the ratable benefit of the Secured Parties (as defined below);

NOW, THEREFORE, in consideration of the premises, each Grantor hereby agrees with the Collateral Agent, for the ratable benefit of the Secured Parties (as defined below), as follows:

SECTION 1. DEFINED TERMS

1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC: Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Equipment, Farm Products, General Intangibles, Instruments, Inventory, Letter-of-Credit Rights and Supporting Obligations.

(b) The following terms shall have the following meanings:

“Additional Authorized Representative” has the meaning assigned to such term in Section 9.

“Additional Authorized Representative Joinder Agreement” means a supplement to this Agreement substantially in the form of Annex 3 hereto.

“Additional Lien Documents” means the indentures, loan agreements, guarantees or other agreements under which Additional Lien Obligations are issued or incurred and all other notes, instruments, agreements and other documents evidencing or governing Additional Lien Obligations or providing any guarantee, lien or other right in respect thereof.

“Additional Lien Obligations” means all obligations of the Borrower and the other Grantors that shall have been designated as such pursuant to Section 9.

“Additional Lien Secured Parties” means the holders of any Additional Lien Obligations and any Additional Authorized Representative with respect thereto.

“Agreement”: this Amended and Restated Collateral Agreement, as the same may be further amended, supplemented or otherwise modified from time to time.

“Applicable Authorized Representative” means, (1) with respect to any Common Collateral, (i) until the earlier of (x) the Discharge of Borrower Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Administrative Agent and (ii) from and after the earlier of (x) the Discharge of Borrower Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Major Non-Controlling Authorized Representative and (2) with respect to any Collateral, that is not Common Collateral, the Authorized Representative of the Series of Obligations that is secured by such Collateral.

“Authorized Representative” (i) in the case of the Credit Agreement and Credit Agreement Secured Parties, the Administrative Agent, (ii) in the case of the 7.125% Senior Notes and the holders of the 7.125% Senior Notes, the 2006 Trustee, (iii) in the case of the 2019 Senior Notes and the holders of the 2019 Senior Notes, the 2014 Trustee, (iv) in the case of the 2022 Senior Notes and the holders of the 2022 Senior Notes, the 2014 Trustee and (v) in the case of any Additional Lien Obligations, the Additional Lien Secured Parties and the Additional Authorized Representative named in the Additional Authorized Representative Joinder Agreement.

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“Borrower Credit Agreement Obligations”: the collective reference to the unpaid principal of and interest on the Loans and Reimbursement Obligations and all other obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent (including in its capacity as Collateral Agent) or any Lender (or, in the case of any Specified Swap Agreement or Specified Cash Management Agreement, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Letter of Credit, any Specified Swap Agreement, any Specified Cash Management Agreements or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent (including in its capacity as Collateral Agent) or to the Lenders that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).

“Borrower Notes Obligations”: the due and punctual payment by the Borrower of the principal, any make-whole amount or other premium and interest on (including, without limitation, interest accruing after the maturity of the Senior Notes and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Senior Notes and all other obligations and liabilities of the Borrower to the Notes Secured Parties, including, without limitation all “Obligations” as defined in the 2014 Indenture, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Senior Notes, this Agreement, the Indentures or any other document made, delivered or given in connection with any of the foregoing, in each case, whether on account of principal, interest, fees, indemnities, costs, expenses or otherwise.

“Collateral”: as defined in Section 2.

“Collateral Account”: any collateral account established by the Collateral Agent as provided in Section 5.1 or 5.4.

“Collections”: (a) with respect to any Receivable, all cash collections and other cash proceeds of such Receivable, including, without limitation, all cash proceeds of Related Security with respect to such Receivable, and all funds deemed to have been received by the applicable Grantor or any other Person with respect thereto, and (b) with respect to any Participation Interest, all cash collections and other cash proceeds of the Receivable underlying such Participation Interest, including, without limitation, all cash proceeds of Related Security with respect to such Participation Interest, and all funds deemed to have been received by the Grantor or any other Person with respect thereto.

“Common Collateral”: means, at any time, Collateral in which the holders of two or more Series of Obligations (or their respective Authorized Representatives or the Collateral Agent on behalf of such Authorized Representative) hold a valid security interest at such time. If more than two Series of Obligations are outstanding at any time and the holders (or their respective Authorized Representatives or the Collateral Agent on behalf of such Authorized Representative) of less than all Series of Obligations hold a valid security interest in any Collateral at such time then such Collateral shall constitute Common Collateral for those Series of Obligations that hold a valid security interest in such Collateral at such time and shall not constitute Common Collateral for any Series which does not have a valid security interest in such Collateral at such time.

“Contract” means, with respect to any Receivable, any and all instruments, agreements, invoices or other writings between the applicable Grantor and a Person pursuant to or under which such Person shall be obligated to pay for goods or services provided by such Grantor from time to time.

“Copyrights”: (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 5), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

“Copyright Licenses”: any written agreement naming any Grantor as licensor or licensee (including, without limitation, those listed in Schedule 5), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

“Credit Agreement Secured Parties”: the collective reference to the Administrative Agent (including in its capacity as Collateral Agent), the Lenders and any Affiliate of any Lender to which Borrower Credit Agreement Obligations or Guarantor Obligations, as applicable, are owed.

“Default”: the reference to any “Default” as such term is defined in the Credit Agreement or the 2014 Indenture with respect to either the 2019 Senior Notes or the 2022 Senior Notes or Additional Lien Documents or (solely in the case of Section 6.7) any “default” as such term is defined in the 2006 Indenture.

“Discharge of Borrower Credit Agreement Obligations”: means, with respect to any Common Collateral, the date on which the Borrower Credit Agreement Obligations are no longer secured by such Common Collateral; provided that the Discharge of Borrower Credit Agreement Obligations shall not be deemed to have occurred in connection with a refinancing of such Borrower Credit Agreement Obligations with additional Obligations secured by such Common Collateral under an agreement relating to Additional Lien Obligations which has been designated in writing by the administrative agent under such refinancing Borrower Credit Agreement to the Collateral Agent and each other Authorized Representative as the Borrower Credit Agreement for purposes of this Agreement.

“Event of Default”: the reference to any “Event of Default” as such term is defined in the Credit Agreement or the 2014 Indenture with respect to either the 2019 Senior Notes or the 2022 Senior Notes or Additional Lien Documents or (solely in the case of Section 6.7) any “Event of Default” as such term is defined in the 2006 Indenture.

“Foreign Subsidiary”: as defined in the Credit Agreement.

“Foreign Subsidiary Voting Stock”: the voting Capital Stock of any Foreign Subsidiary.

“Gift Shop Assets”: all cash and other amount paid or owed to any Grantor for purchases from its gift shops or cafeterias and all goods held for sale in any such gift shop or cafeteria.

“Guarantor Obligations”: with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement, the Subsidiary Guarantee

Agreements or any other Lien Document, any Specified Swap Agreement or any Specified Cash Management Agreement to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent (including in its capacity as Collateral Agent) or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement, the Subsidiary Guarantee Agreements or any other Lien Document).

“Guarantors”: the collective reference to each Grantor other than the Borrower.

“Indentures”: the collective reference to the 2006 Indenture and the 2014 Indenture.

“Insolvency or Liquidation Proceeding” means:

(i) any case commenced by or against the Borrower or any Guarantor under any Bankruptcy Law for the relief of debtors, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Borrower or any Guarantor, any receivership or assignment for the benefit of creditors relating to the Borrower or any Guarantor or any similar case or proceeding relative to the Borrower or any Guarantor or its creditors, as such, in each case whether or not voluntary;

(ii) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Borrower or any Guarantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(iii) any other proceeding of any type or nature in which substantially all claims of creditors of the Borrower or any Guarantor are determined and any payment or distribution is or may be made on account of such claims.

“Intellectual Property”: the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Intercompany Note”: any promissory note evidencing loans made by any Grantor to the Borrower or any of its Subsidiaries.

“Investment Property”: the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the New York UCC (other than any Foreign Subsidiary Voting Stock excluded from the definition of “Pledged Stock”) and (ii) whether or not constituting “investment property” as so defined, all Pledged Notes and all Pledged Stock.

“Issuers”: the collective reference to each issuer of any Investment Property.

“Lien Documents” means the Loan Documents (as defined in the Credit Agreement), the Indentures, the Subsidiary Guarantee Agreements and the Additional Lien Documents and other documents governing the Obligations.

“Major Non-Controlling Authorized Representative” means, with respect to the Common Collateral, the Authorized Representative of the Series of Obligations that constitutes the largest outstanding principal amount of any then outstanding Series of Obligations, other than (i) the Borrower Credit Agreement Obligations and (ii) the Borrower Note Obligations under the 7.125% Senior Notes.

“New York UCC”: the Uniform Commercial Code as from time to time in effect in the State of New York.

“Non-Controlling Authorized Representative” means, at any time with respect to any Common Collateral, any Authorized Representative that is not the Applicable Authorized Representative at such time with respect to such Common Collateral.

“Non-Controlling Authorized Representative Enforcement Date” is the date that is 90 days (throughout which 90-day period the applicable Non-Controlling Authorized Representative was the Major Non-Controlling Authorized Representative) after the occurrence of both (a) an event of default, as defined in the 2014 Indenture or other applicable agreement for the Series of Obligations for which such Non-Controlling Authorized Representative is an Authorized Representative, and (b) the Collateral Agent’s and each other Authorized Representative’s receipt of written notice from that Non-Controlling Authorized Representative certifying that (i) such Non-Controlling Authorized Representative is the Major Non-Controlling Authorized Representative and that an event of default, as defined in the Indenture or other applicable agreement for that Series of Obligations, has occurred and is continuing and (ii) the Obligations of that Series are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the 2014 Indenture or other applicable agreement for that Series of Obligations; provided that the Non-Controlling Authorized Representative Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred with respect to any Common Collateral (1) at any time the Collateral Agent has commenced and is diligently pursuing any enforcement action with respect to such Common Collateral or (2) at any time any of the Grantors that have granted a security interest in such Common Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding.

“Notes Secured Parties”: at any relevant time the collective reference to the holders of Borrower Notes Obligations at such time, including without limitation the Trustees, the Collateral Agent, any registrar, paying agent and transfer agent, and the registered holders (including the registered holders of any Additional Notes (as defined in the 2014 Indenture) subsequently issued under and in compliance with the terms of the 2014 Indenture).

“Obligations”: collectively, the Borrower Credit Obligations, the Borrower Notes Obligations, the Guarantor Obligations and the Additional Lien Obligations, as applicable.

“Participation Interest”: with respect to any Receivable, a beneficial interest in the applicable Grantor’s right, title and interest, whether now owned or hereafter arising and wherever located, in, to and under (i) such Receivable, (ii) all Related Security and Collections with respect to such Receivable and (iii) all proceeds of such Receivable, Related Security and Collections.

“Patents”: (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule 5, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule 5, and (iii) all rights to obtain any reissues or extensions of the foregoing.

“Patent License”: all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 5.

“Pledged Notes”: all promissory notes listed on Schedule 2, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

“Pledged Stock”: the shares of Capital Stock listed on Schedule 2, together with any other shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; provided that in no event shall more than 65% of the total outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary be required to be pledged hereunder.

“Proceeds”: all “proceeds” as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

“Receivable”: all indebtedness and other obligations owed to a Grantor (including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible) arising in connection with the sale of goods or rendering of services by such Grantor (including any Account) including, without limitation, the obligation to pay any finance charges or similar amounts with respect thereto.

“Records” means, with respect to any Receivable, all Contracts, and other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) relating to such Receivable, any Related Security therefor and the related obligor.

“Related Security” means (a) with respect to any Receivable:

(i) all of the Grantor’s interest in the inventory and goods (including returned or repossessed inventory or goods), if any, the sale, financing or lease of which by the Grantor gave rise to such Receivable, and all insurance contracts with respect thereto,

(ii) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to a contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable,

(iii) all guaranties, letters of credit, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to a contract related to such Receivable or otherwise,

(iv) all service contracts and other contracts and agreements associated with such Receivable,

(v) all Records related to such Receivable,

(vi) all of the Grantor’s right, title and interest (if any) in any deposit or other account into which such Receivables are paid or deposited, and

(vii) all proceeds of any of the foregoing; and

(b) with respect to any Participation Interest, the rights and assets described in clauses (i)-(vii) above with respect to the Receivable that is the subject of such Participation Interest.

“Secured Parties”: the collective reference to the Credit Agreement Secured Parties, the Notes Secured Parties and the Additional Lien Secured Parties.

“Securities Act”: the Securities Act of 1933, as amended.

“Senior Notes” the collective reference to the 7.125% Senior Notes, the 2019 Senior Notes and the 2022 Senior Notes.

“Series” means (a) with respect to the Secured Parties, each of (i) the Credit Agreement Secured Parties (in their capacities as such), (ii) the Notes Secured Parties (in their capacities as such) under the 7.125% Senior Notes, (iii) the Notes Secured Parties (in their capacities as such) under the 2019 Senior Notes and 2022 Senior Notes and (iv) the Additional Lien Secured Parties that become subject to this Agreement after the date hereof that are represented by a common Authorized Representative (in its capacity as such for such Additional Lien Secured Parties) and (b) with respect to any Obligations, each of (i) the Borrower Credit Obligations and the Guarantor Obligations under the Credit Agreement, (ii) the Borrower Notes Obligations under the 7.125% Senior Notes, (iii) the Borrower Notes Obligations and Guarantor Obligations under the 2019 Senior Notes and 2022 Senior Notes and (iv) Additional Lien Obligations incurred pursuant to any applicable agreement, which, pursuant to any joinder agreement, are to be represented under this Agreement by a common Authorized Representative (in its capacity as such for such Additional Lien Obligations).

“Subsidiary Guarantee Agreements” (i) that certain guarantee agreement, dated as of November 15, 2010, by and among certain affiliates of the Borrower and the Administrative Agent, as such agreement may be amended, refinanced or replaced from time to time and (ii) any guarantees of the Guarantors set forth in the Indentures or annexed to the Senior Notes and (iii) the guarantees of the Guarantors pursuant to any Additional Lien Documents.

“Trademarks”: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 5, and (ii) the right to obtain all renewals thereof.

“Trademark License”: any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 5.

“Trustees” means collective reference to the 2006 Trustee and the 2014 Trustee.

1.2 Other Definitional Provisions. (a) The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

SECTION 2. GRANT OF SECURITY INTEREST

Each Grantor hereby assigns and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:

(a) all Accounts;

(b) all Chattel Paper;

(c) all Documents;

(d) all Equipment;

(e) all Fixtures;

(f) all General Intangibles;

(g) all Instruments;

(h) all Intellectual Property;

(i) all Inventory;

(j) all Investment Property;

(k) all Letter-of-Credit Rights;

(l) all other property not otherwise described above as to which a security interest can be perfected by filing a Uniform Commercial Code financing statement (except for any property specifically excluded from any defined term used in any clause of this section above);

(m) all books and records pertaining to the Collateral; and

(n) to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided, however, that notwithstanding any of the other provisions set forth in this Section 2, this Agreement shall not constitute a grant of a security interest in (i) any property to the extent that such grant of a security interest is prohibited by any Requirements of Law of a Governmental Authority, requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law or is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property (other than Investment Property or Pledged Stock issued by a Subsidiary of the Borrower or a Specified Receivables Subsidiary) or, in the case of any Investment Property or Pledged Stock issued by a Person that is not a Subsidiary of the Borrower or a Specified Receivables Subsidiary, any applicable shareholder or similar agreement, except to the extent that such Requirement of Law or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law; (ii) Letter-of Credit Rights that do not constitute Supporting Obligations; (iii) any Deposit Accounts; (iv) Intellectual Property to the extent perfection of a security interest therein requires any filing to be made outside of the United States; (v) Receivables sold, or with respect to which Participation Interests are sold, and all Related Security and Collections with respect to such Receivables pursuant to any Receivables Financing to the extent that the aggregate outstanding amount of the purchase price or loan from the applicable lenders or investors under all Receivables Financings at any time does not exceed $575,000,000 or, with the consent of the Administrative Agent and the Required Lenders (as defined in the Credit Agreement), such greater amount equal to 50% of the sum of (x) accounts receivable, net, of the Borrower and its Subsidiaries, as set forth on its most recent balance sheet as at the time of determination plus (y) the allowance for doubtful accounts with respect to such accounts receivable as set forth in the footnotes to the Borrower’s most recent financial statements; (vi) Gift Shop Assets of any Grantor which is a party to a Receivables Financing that includes the Gift Shop Assets; and (vii) any Capital Stock and other securities of a Subsidiary to the extent that the pledge of such Capital Stock and other securities to secure the 7.125% Senior Notes results in the Borrower’s being required to file separate financial statements of such Subsidiary with the SEC, but only (a) to the extent that, and for so long as, the 7.125% Senior Notes constitute securities to which Rule 3-16 of Regulation S-X under the Securities Act applies and (b) to the extent necessary with respect to the 7.125% Senior Notes to not be subject to such requirement and only for so long as such requirement is in existence; provided that neither the Borrower nor any Subsidiary shall take any action in the form of a reorganization, merger or other restructuring a principal purpose of which is to provide for the release of the Lien on any Capital Stock pursuant to this clause (vii); provided, further, that in the event that Rule 3-16 of Regulation S-X under the Securities Act is amended, modified or interpreted by the SEC to require (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the SEC (or any other governmental agency) of separate financial statements of any Subsidiary of the Borrower due to the fact that such Subsidiary’s Capital Stock secures the 7.125% Senior Notes, then the Capital Stock of such Subsidiary will automatically be deemed not to be part of the Collateral securing the Obligations but only to the extent necessary with respect to the 7.125% Senior Notes to not be subject to such requirement and only for so long as required to not be subject to such requirement.

Upon an event described in clause (vii) to the first proviso of the preceding paragraph, this Agreement and any other Security Documents may be amended or modified, without the consent of any Secured Party, to the extent necessary to release the security interests in favor of the Collateral Agent on the shares of Capital Stock that are so deemed to no longer constitute part of the Collateral for the Obligations. In the event that Rule 3-16 of Regulation S-X under the Securities Act is amended, modified or interpreted by the SEC to permit (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would permit) such Subsidiary’s Capital Stock to secure the 7.125% Senior Notes in excess of the amount then pledged without the filing with the SEC (or any other governmental agency) of separate financial statements of such Subsidiary, then the Capital Stock of such Subsidiary will automatically be deemed to be a part of the Collateral for the Obligations.

SECTION 3. REPRESENTATIONS AND WARRANTIES

Each Grantor hereby represents and warrants to the Collateral Agent and each Secured Party that:

3.1 Title; No Other Liens. Except for the security interest granted to the Collateral Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on the Collateral pursuant to the terms of the Lien Documents, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement or as are permitted by the Lien Documents. For the avoidance of doubt, it is understood and agreed that any Grantor may, as part of its business, grant licenses to third parties to use Intellectual Property owned or developed by a Grantor. For purposes of this Agreement and the other Lien Documents, such licensing activity shall not constitute a “Lien” on such Intellectual Property. Each of the Collateral Agent and the other Secured Parties understands that any such licenses may be exclusive to the applicable licensees, and such exclusivity provisions may limit the ability of the Collateral Agent to utilize, sell, lease or transfer the related Intellectual Property or otherwise realize value from such Intellectual Property pursuant hereto.

3.2 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Collateral Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for Liens permitted pursuant to the terms of the Lien Documents.

3.3 Jurisdiction of Organization; Chief Executive Office. On the date hereof, such Grantor’s name (within the meaning of Section 9-503 of the New York UCC), jurisdiction of organization, and the location of such Grantor’s chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule 4.

3.4 [Reserved].

3.5 Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

3.6 Investment Property. (a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor or, in the case of Foreign Subsidiary Voting Stock, if less, 65% of the outstanding Foreign Subsidiary Voting Stock of each relevant Issuer.

(b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

(c) Each of the Pledged Notes (if any) constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

3.7 Intellectual Property. (a) Schedule 5 lists all Intellectual Property applications and registrations owned by such Grantor in its own name on the date hereof and any other Intellectual Property material to the operations of any Grantor (“Material IP”).

(b) On the date hereof, (x) all Material IP is valid, subsisting, unexpired and enforceable and has not been abandoned and (y) to the best of each Grantor’s knowledge, each Grantor’s business does not infringe the Intellectual Property rights of any other Person except, in any such case, as could not reasonably be expected to have a Material Adverse Effect.

(c) Except as set forth in Schedule 5, on the date hereof, none of the Material IP is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

(d) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Grantor’s rights in, any Intellectual Property owned by Grantor in any respect that could reasonably be expected to have a Material Adverse Effect.

(e) Except as set forth on Schedule 5, no action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) seeking to limit, cancel or question the validity of any Material IP owned by Grantor or such Grantor’s ownership interest therein, or (ii) with respect to any Intellectual Property which, if adversely determined, would have a Material Adverse Effect.

3.8 Commercial Tort Claims

(a) On the date hereof, except to the extent listed in Section 3.1 above, no Grantor has rights in any Commercial Tort Claim with potential value in excess of $5,000,000.

(b) Upon the filing of a financing statement covering any Commercial Tort Claim referred to in Section 4.7 hereof against such Grantor in the jurisdiction specified in Schedule 3 hereto, the security interest granted in such Commercial Tort Claim will constitute a valid perfected security interest in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor’s Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase such Collateral from Grantor, which security interest shall be prior to all other Liens on such Collateral except for unrecorded liens permitted pursuant to the terms of the Credit Agreement.

SECTION 4. COVENANTS

From the date of this Agreement, and thereafter until this Agreement is terminated, each Grantor agrees that:

4.1 Delivery of Instruments, Certificated Securities and Chattel Paper. If any amount in excess of $5,000,000 and payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Collateral Agent, duly indorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement.

4.2 Maintenance of Insurance. (a) Such Grantor will maintain, or cause to be maintained, insurance coverage as required by Section 6.5 of the Credit Agreement (which Section is expressly incorporated into this Agreement) and any Additional Lien Document.

(b) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Collateral Agent of written notice thereof, (ii) name the Collateral Agent as insured party or loss payee (provided that so long as the insurers shall not have received written notice from the Collateral Agent that an Event of Default has occurred and is continuing, all such proceeds, subject to Section 2.11(b) of the Credit Agreement and any Additional Lien Document, shall be payable to the Borrower) and (iii) if reasonably requested by the Collateral Agent, include a breach of warranty clause.

4.3 Maintenance of Perfected Security Interest; Further Documentation. (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 3.2 and shall defend such security interest against the claims and demands of all Persons whomsoever, subject to the rights of such Grantor under the Lien Documents to dispose of the Collateral.

(b) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Investment Property, Letter-of-Credit Rights and any other relevant Collateral, taking any actions necessary to enable the Collateral Agent to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

4.4 Changes in Name, etc. Such Grantor will not, except upon 15 days’ prior written notice to the Collateral Agent and delivery to the Collateral Agent of all documents reasonably requested by the Collateral Agent to maintain the validity, perfection and priority of the security interests provided for herein, (i) change its jurisdiction of organization or the location of its chief executive office or sole place of business or principal residence from that referred to in Section 3.3 or (ii) change its name.

4.5 Investment Property. (a) If such Grantor shall become entitled to receive or shall receive any certificate constituting a “certificated security” within the meaning of Section 8-102 of the New York UCC (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Collateral Agent and Secured Parties, hold the same in trust for the Collateral Agent and the Secured Parties and deliver the same forthwith to the Collateral Agent in the exact form received, duly indorsed by such Grantor to the Collateral Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor, to be held by the Collateral Agent, subject to the terms hereof, as additional collateral security for the Obligations. If an Event of Default shall have occurred and be continuing, any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Collateral Agent, be delivered to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations. If an Event of Default shall have occurred and be continuing, if any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Collateral Agent and the Secured Parties, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

(b) Without the prior written consent of the Collateral Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any Capital Stock of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Capital Stock of any nature of any Issuer (unless in compliance with this Section 4.5), (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction not prohibited by the Lien Documents), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Collateral Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof.

(c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 4.5(a) with respect to the Investment Property issued by it and (iii) the terms of Sections 5.3(c) and 5.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 5.3(c) or 5.7 with respect to the Investment Property issued by it.

4.6 Intellectual Property. (a) Such Grantor (either itself or through licensees) will (i) continue to use each Trademark material to the operations of the Loan Parties, taken as a whole, on each and every trademark class of goods applicable to its current operations in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use commercially reasonable efforts to use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Collateral Agent, for the ratable benefit of the Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

(b) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any Patent material to the operations of the Loan Parties, taken as a whole, may become forfeited, abandoned or dedicated to the public.

(c) Such Grantor (either itself or through licensees will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Copyright material to the operations of the Loan Parties, taken as a whole, may become invalidated or otherwise impaired. Such Grantor will not (either itself or through licensees) do any act whereby any such Copyright may fall into the public domain.

(d) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any Intellectual Property material to the operations of the Loan Parties, taken as a whole, to infringe the Intellectual Property rights of any other Person.

(e) Such Grantor will notify the Collateral Agent at the time of providing the annual report referred to in 4.6(f) promptly if it knows that any application or registration relating to any Intellectual Property material to the operations of the Loan Parties, taken as a whole, may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor’s ownership of, or the validity of, any such Intellectual Property or such Grantor’s right to register the same or to own and maintain the same.

(f) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall acquire, become the exclusive licensee of or file an application for the registration of any Material IP with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Collateral Agent concurrently with the delivery of financial statements pursuant to Section 6.1 of the Credit Agreement (and, after the Discharge of Borrower Credit Agreement Obligations, the applicable section of the Lien Document for the Major Non-Controlling Authorized Representative) for the fiscal year in which such filing occurs. Upon request of the Collateral Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Collateral Agent may request to evidence the Collateral Agent’s and the other Secured Parties’ security interest in any of the foregoing.

(g) Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of Intellectual Property material to the operations of the Loan Parties, taken as a whole, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

(h) In the event that any Intellectual Property material to the operations of the Loan Parties, taken as a whole, is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Collateral Agent after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

4.7 Commercial Tort Claims. If such Grantor shall obtain an interest in any Commercial Tort Claim with a potential value in excess of $5,000,000, such Grantor shall promptly notify the Collateral Agent, and if requested by the Collateral Agent, within 30 days of obtaining such interest sign and deliver documentation acceptable to the Collateral Agent granting a security interest under the terms and provisions of this Agreement in and to such Commercial Tort Claim.

SECTION 5. REMEDIAL PROVISIONS

5.1 Certain Matters Relating to Receivables. (a) If an Event of Default shall occur and be continuing, the Collateral Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Collateral Agent may require in connection with such test verifications.

(b) The Collateral Agent hereby authorizes each Grantor to collect such Grantor’s Receivables, subject to the Collateral Agent’s direction and control, and the Collateral Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in a Collateral Account maintained under the sole dominion and control of the Collateral Agent, subject to withdrawal by the Collateral Agent for the account of the Secured Parties only as provided in Section 5.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Collateral Agent and the other Secured Parties, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(c) At the Collateral Agent’s reasonable request following the occurrence and during the continuation of an Event of Default, each Grantor shall deliver to the Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

(d) It is understood that the provisions of this Section 5.1 apply only to Receivables that constitute Collateral.

5.2 Communications with Obligors; Grantors Remain Liable. (a) The Collateral Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables to verify with them to the Collateral Agent’s satisfaction the existence, amount and terms of any Receivables.

(b) Upon the request of the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables (other than Receivables with respect to which the obligor is a Governmental Authority) that the Receivables have been assigned to the Collateral Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Collateral Agent.

(c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Party of any payment relating thereto, nor shall the Collateral Agent or any Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(d) It is understood that the provisions of this Section 5.2 apply only to Receivables that constitute Collateral.

5.3 Pledged Stock. (a) Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to the relevant Grantor of the Collateral Agent’s intent to exercise its corresponding rights pursuant to Section 5.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent not prohibited by the Credit Agreement, the 2014 Indenture and the Additional Lien Documents, and to exercise all voting and corporate or other organizational rights with respect to the Investment Property; provided, however, that no vote shall be cast or corporate or other organizational right exercised or other action taken which would result in any violation of any provision of any Lien Document.

(b) If an Event of Default shall occur and be continuing and the Collateral Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Collateral Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in such order as the Collateral Agent may determine, and (ii) any or all of the Investment Property shall be registered in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Issuer, or upon the exercise by any Grantor or the Collateral Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine), all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(c) Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Collateral Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Investment Property directly to the Collateral Agent.

5.4 Proceeds to be Turned Over To Collateral Agent. In addition to the rights of the Collateral Agent specified in Section 5.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds, subject to the Liens of this Agreement, received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Collateral Agent and the other Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required). All Proceeds received by the Collateral Agent hereunder shall be held by the Collateral Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Collateral Agent in a Collateral Account (or by such Grantor in trust for the Collateral Agent and the other Secured Parties) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 5.5.

5.5 Application of Proceeds. If an Event of Default shall have occurred and be continuing, at any time at the Collateral Agent’s election, the Collateral Agent may apply all or any part of Proceeds constituting Common Collateral, whether or not held in any Collateral Account, in payment of the Obligations in the following order:

First, to pay unpaid fees and expenses of the Collateral Agent under the Lien Documents;

Second, to pay unpaid fees and expenses of the Authorized Representatives, applied pro rata between the Authorized Representatives according to the amounts of such fees and expenses then due and owing and remaining unpaid to the Authorized Representatives;

Third, to the Collateral Agent, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Obligations, pro rata among the Secured Parties according to the amounts of the Obligations then due and owing and remaining unpaid to the Secured Parties;

Fourth, any balance remaining after the Obligations shall have been paid in full, no Letters of Credit shall be outstanding and the Commitments shall have terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

If at any time any moneys collected or received by the Collateral Agent pursuant to this Agreement are distributable pursuant to this Section 5.5 to the Authorized Representatives or the other Secured Parties, and if an Authorized Representative shall notify the Collateral Agent in writing that no provision is made under the relevant Lien Documents for the application of such moneys and that the relevant Lien Documents do not effectively provide for the receipt and the holding by such Authorized Representative of such moneys pending the application thereof, then the Collateral Agent, after receipt of such notification, shall at the direction of such Authorized Representative, invest such amounts in Cash Equivalents maturing within 90 days after they are acquired by the Collateral Agent or, in the absence of such direction, hold such moneys uninvested and shall hold all such amounts so distributable and all such investments and the net proceeds thereof in trust solely for such Authorized Representative and for no other purpose until such time as the relevant Authorized Representative shall request in writing the delivery thereof by the Collateral Agent for application pursuant to such Lien Document. The Collateral Agent shall not be responsible for any diminution in funds resulting from any such investment or any liquidation thereof prior to maturity.

In making the determination and allocations required by this Section 5.5, the Collateral Agent may conclusively rely upon information supplied by the applicable Authorized Representative as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the relevant

Obligations, and the Collateral Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information; provided, that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied.

If, despite the provisions of this Agreement, any Secured Party shall receive any payment or other recovery in excess of its portion of payments on account of the Obligations to which it is then entitled in accordance with this Agreement, such Secured Party shall hold such payment or recovery in trust for the benefit of all Secured Parties for distribution in accordance with this Section 5.5.

Each of the Secured Parties hereby agrees not to challenge or question in any proceeding the validity or enforceability of this Agreement (in each case as a whole or any term or provision contained herein) or the validity of any Lien or financing statement with respect to Common Collateral in favor of the Collateral Agent for the benefit of all the Secured Parties as provided in this Agreement, or the equal and ratable sharing of any such Lien with respect to Common Collateral.

Notwithstanding anything herein to the contrary, (a) with respect to actions with respect to Collateral that is not Common Collateral, the Authorized Representative of the Series of Obligations secured by such Collateral shall have the sole right to instruct the Collateral Agent and/or the Applicable Authorized Representative to act or refrain from acting with respect to the Collateral that is not Common Collateral, (b) the Collateral Agent shall not follow any instructions with respect to such Collateral that is not Common Collateral from any Person (other than such Authorized Representative set forth in clause (a) above), and (c) no Authorized Representative (other than such Authorized Representative set forth in clause (a) above) will instruct the Collateral Agent to commence any judicial or non-judicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its interests in or realize upon, or take any other action available to it in respect of, the Collateral that is not Common Collateral.

5.6 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent, on behalf of the Secured Parties, may, and upon the request of the Applicable Authorized Representative shall, exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances, to the extent permitted by applicable law, forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Collateral Agent or any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Collateral Agent’s request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the

Collateral or the rights of the Collateral Agent and the Secured Parties hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations, in accordance with Section 5.5, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Collateral Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Collateral Agent or any Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

5.7 Registration Rights. (a) If the Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 5.6, and if in the opinion of the Collateral Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Collateral Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use commercially reasonable efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to use commercially reasonable efforts to cause such Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all jurisdictions which the Collateral Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

(b) Each Grantor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

(c) Each Grantor agrees to use commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 5.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 5.7 will cause irreparable injury to the Collateral Agent and the Secured Parties, that the Collateral Agent and the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 5.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing under the Lien Documents.

5.8 Subordination.

Each Grantor hereby agrees that, upon the occurrence and during the continuance of an Event of Default, unless otherwise agreed by the Applicable Authorized Representative, all Indebtedness owing by it to any Subsidiary of the Borrower shall be fully subordinated to the indefeasible payment in full in cash of such Grantor’s Obligations.

5.9 Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Collateral Agent or any other Secured Party to collect such deficiency.

SECTION 6. THE COLLATERAL AGENT

6.1 Collateral Agent’s Appointment as Attorney-in-Fact, etc. (a) Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable constituting Collateral or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Receivable constituting Collateral or with respect to any other Collateral whenever payable;

(ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent’s and the other Secured Parties’ security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv) execute, in connection with any sale provided for in Section 5.6 or 5.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the

Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5)defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s and the other Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 6.1(a) to the contrary notwithstanding, the Collateral Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 6.1(a) unless an Event of Default shall have occurred and be continuing.

(b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c) The expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Section 6.1, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any category of past due ABR Loans under the Credit Agreement, from the date of payment by the Collateral Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Collateral Agent on demand.

(d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

6.2 Duty of Collateral Agent. The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. Neither the Collateral Agent, any Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Agent and the Secured Parties hereunder are solely to protect the Collateral Agent’s and the Secured Parties’ interests in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers. The Collateral Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

6.3 Execution of Financing Statements. Pursuant to any applicable law, each Grantor authorizes the Collateral Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Collateral Agent determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. Each Grantor authorizes the Collateral Agent to use the collateral description “all personal property” (subject to appropriate exclusions) in any such financing statements. Each Grantor hereby ratifies and authorizes the filing by the Collateral Agent of any financing statement with respect to the Collateral made prior to the date hereof.

6.4 Authority of Collateral Agent. Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the other Secured Parties, be governed by this Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Grantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

6.5 Appointment and Authorization.

By accepting the benefits hereof, each of the Secured Parties hereby irrevocably appoints the Collateral Agent as its agent and authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto, and the Collateral Agent hereby accepts such appointment.

The Collateral Agent may resign as Collateral Agent upon 10 days’ notice to the Authorized Representatives and the Borrower. If the Collateral Agent shall resign as Collateral Agent under this Agreement and the other Lien Documents, then the Authorized Representatives, other than the 2006 Trustee, shall appoint a successor agent for the Authorized Representatives, which such successor agent shall (unless an Event of Default with respect to the Borrower shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Collateral Agent, and the term “Collateral Agent” shall mean such successor agent effective upon such appointment and approval, and the former Collateral Agent’s rights, powers and duties as Collateral Agent shall be terminated, without any other or further act or deed on the part of such former Collateral Agent or any of the parties to this Agreement. If no successor agent has accepted appointment as Collateral Agent by the date that is 10 days following a retiring Collateral Agent’s notice of resignation, the retiring Collateral Agent’s resignation shall nevertheless thereupon become effective, and the Applicable Authorized Representative, subject to a supplemental indenture to amend the provisions of the applicable Indenture to the extent reasonably requested (which supplemental indenture shall be in form and substance satisfactory to such Applicable Authorized Representative), may assume and perform or appoint a successor agent to assume and perform all of the duties of the Collateral Agent hereunder until such time, if any, as the Authorized Representatives, other than the 2006 Trustee, appoint a successor agent as provided for above. In the event that the Applicable Authorized Representative does not assume or appoint an agent to assume the duties of the Collateral Agent, the Borrower shall promptly appoint a Collateral Agent reasonably acceptable to the Authorized Representatives.

6.6 Collateral Agent and Affiliates.

The entity serving as the Collateral Agent hereunder shall have the same rights and powers in its capacity as a Secured Party as any other Secured Party and may exercise the same as though it were not the Collateral Agent, and such entity and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower, the Guarantors or any Subsidiary or other Affiliate of the Borrower or the Guarantors as if it were not the Collateral Agent hereunder.

6.7 Action by Collateral Agent. (a) The Collateral Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (a) the Collateral Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing, (b) the Collateral Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Collateral Agent is required to exercise in writing as directed by the Applicable Authorized Representative pursuant to this Agreement, and (c) except as expressly set forth herein, the Collateral Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Collateral Agent or any of its Affiliates in any capacity. The Collateral Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Applicable Authorized Representative or otherwise. The Collateral Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until written notice thereof is given to the Collateral Agent by a Secured Party, and the Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Lien Document, (ii) the contents of any certificate, report or other document delivered under or in connection with this Agreement or any other Lien Document, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or in any other Lien Document, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, the other Lien Documents or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in any other Lien Document, other than to confirm receipt of items expressly required to be delivered to the Collateral Agent.

(b) The obligations of the Collateral Agent to the Notes Secured Parties under the 7.125% Senior Notes hereunder shall be limited solely to (i) holding the Collateral for the ratable benefit of the Notes Secured Parties under the 7.125% Senior Notes for so long as (A) any Borrower Notes Obligations under the 7.125% Senior Notes remain outstanding and (B) such Borrower Notes Obligations under the 7.125% Senior Notes are secured by such Common Collateral, (ii) subject to the terms of this Agreement, enforcing the rights of the Notes Secured Parties under the 7.125% Senior Notes in their capacities as Secured Parties in respect of Common Collateral and (iii) distributing any proceeds received by the Collateral Agent from the sale, collection or realization of the Common Collateral to the Notes Secured Parties in respect of the Borrower Notes Obligations under the 7.125% Senior Notes in accordance with the terms of this Agreement. No Notes Secured Party under the 7.125% Senior Notes shall be entitled to exercise (or direct the Collateral Agent to exercise) any rights or remedies hereunder with respect to the Borrower Notes Obligations or the Common Collateral, including, without limitation, the right to enforce actions pursuant to this Agreement, request any action, institute proceedings, give any instructions or notices, make any election, make collections, sell or otherwise foreclose on any portion of the Common Collateral or receive any payment (except for its right to receive payments in the manner expressly provided in Section 5.5). This Agreement shall not create any liability of the Collateral Agent or the Credit Agreement Secured Parties or the Notes Secured Parties under the 2019 Senior Notes and 2022 Senior Notes to the Notes Secured Parties under the 7.125% Senior Notes by reason of actions with respect to the creation, perfection or continuation of the security interests on the Common Collateral, actions with respect to the occurrence of a Default or an Event of Default, actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of the Common Collateral, actions with respect to the collection of any claim for all or any part of the Borrower Notes Obligations under the 7.125% Senior Notes from any debtor, guarantor or any other party or the valuation, use or protection of the Common Collateral. By acceptance of the benefits under this

Agreement, the Notes Secured Parties under the 7.125% Senior Notes will be deemed to have acknowledged and agreed that the provisions of the preceding sentence are intended to induce the Credit Agreement Secured Parties and Notes Secured Parties under the 2019 Senior Notes and 2022 Senior Notes to permit such Persons to be Secured Parties under this Agreement and are being relied upon by the Credit Agreement Secured Parties and Notes Secured Parties under the 2019 Senior Notes and 2022 Senior Notes as consideration therefor.

SECTION 7. INTERCREDITOR PROVISIONS

7.1 Actions with Respect to the Common Collateral; Restrictions

Notwithstanding anything to the contrary in this Agreement or any Lien Document, only the Collateral Agent shall, and shall have the right to, exercise, or refrain from exercising, any rights, remedies and powers with respect to the Common Collateral, including any action to enforce its security interest in or realize upon any Common Collateral, and then only on the instruction of the Applicable Authorized Representative. The Applicable Authorized Representative shall have the sole right to instruct the Collateral Agent to act or refrain from acting with respect to the Common Collateral, the Collateral Agent shall not follow any instructions with respect to such Common Collateral from any Person (other than the Applicable Authorized Representative), and no Authorized Representative (other than the Applicable Authorized Representative) will instruct the Collateral Agent to commence any judicial or non-judicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its interests in or realize upon, or take any other action available to it in respect of, the Common Collateral. The Applicable Authorized Representative will initially be the Administrative Agent, and no other Authorized Representative will have rights to take any action under this Agreement with respect to the Common Collateral other than as the Applicable Authorized Representative.

Notwithstanding the equal priority of the Liens, the Collateral Agent, acting on the instructions of the Applicable Authorized Representative, may deal with the Common Collateral as if such Applicable Authorized Representative had a senior Lien on such Common Collateral. No Authorized Representative of any Series of Obligations (other than the Applicable Authorized Representative) may contest, protest or object to any foreclosure proceeding or action brought by the Collateral Agent (acting on the instruction of the Applicable Authorized Representative) or the Applicable Authorized Representative with respect to the Common Collateral.

If an Event of Default has occurred and is continuing and the Collateral Agent is taking action to enforce rights in respect of any of the Common Collateral, or any distribution is made with respect to any Common Collateral in any bankruptcy case of the Borrower or any Guarantor, the proceeds of any sale, collection or other liquidation of any such Common Collateral by the Collateral Agent or any other Secured Party as applicable, shall be applied as provided in Section 5.5 of this Agreement.

If, at any time the Collateral Agent or any Applicable Authorized Representative forecloses upon or otherwise exercises remedies against any Common Collateral resulting in a sale or disposition thereof, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the Collateral Agent for the benefit of each Series of Secured Parties upon such Common Collateral will automatically be released and discharged; provided that any proceeds of any Common Collateral realized therefrom shall be applied pursuant to Section 5.5.

Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Obligations granted on the Common Collateral and notwithstanding any provision of the UCC of any jurisdiction, or any other applicable law or Lien Documents or any defect or deficiencies in the Liens securing the Obligations of any Series or any other circumstance whatsoever, each Secured Party hereby agrees that the Liens securing the Obligations on any Common Collateral shall be of equal priority and for the equal and ratable benefit of the Secured Parties.

SECTION 8. MISCELLANEOUS

8.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.1 of the Credit Agreement and Article 9 of the 2014 Indenture and the applicable section of the Additional Lien Documents and to the extent set forth in the second paragraph of Section 2.

8.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Collateral Agent or Authorized Representatives, and as set forth on Schedule 1 in the case of the Grantors, or to such other address as may be hereafter notified by the respective parties hereto:

Collateral Agent & Administrative Agent:	JPMorgan Chase Bank, N.A. 383 Madison Avenue, 24th Floor New York, NY 10179
Attention: Dawn Lee Lum, Executive Director
Telecopy: (212) 270-3279
Telephone: (212) 270-2472

With a copy to:

JPMorgan Chase Bank, N.A.
10 South Dearborn Street, Floor 22
Chicago, IL 60603
Attention: Justin P Anderson
Telephone: (312) 732-7538

2006 Trustee:	The Bank of New York Mellon Trust Company, N.A.
2 North LaSalle Street, Suite 1020
Chicago, Illinois 60602
Attention: Corporate Trust Administration
Telecopy: (312) 827-8542
Telephone: (312) 827-8689

2014 Trustee:	MUFG Union Bank, N.A.
1251 Avenue of the Americas, 19th Floor
New York, NY 10020
Attention: Fernando Moreyra
Telephone: (646) 452-2015
Facsimile: (646) 452-2000

provided that any notice, request or demand to or upon the Collateral Agent and/or any Authorized Representatives shall not be effective until received.

8.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Collateral Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

8.4 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Collateral Agent and the other Secured Parties and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent.

8.5 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

8.6 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.7 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

8.8 Integration. This Agreement and the other Lien Documents represent the agreement of the Grantors, the Collateral Agent and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent or any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Lien Documents.

8.9 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8.10 Submission To Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Lien Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Collateral Agent shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

8.11 Acknowledgements. Each Grantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Lien Documents to which it is a party;

(b) neither the Collateral Agent nor any Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Lien Documents, and the relationship between the Grantors, on the one hand, and the Collateral Agent and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Lien Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties.

8.12 Additional Grantors. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 6.10 of the Credit Agreement, Section 4.11 of the 2014 Indenture and the applicable section of any Additional Lien Documents shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

8.13 Releases. (a) At such time as all Obligations (other than Obligations in respect of Specified Swap Agreements and the 7.125% Senior Notes) shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Collateral Agent shall deliver to such Grantor any Collateral held by the Collateral Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

(b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Lien Documents to a person other than a Grantor, then the Collateral Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Borrower, a Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Guarantor shall be sold, transferred or otherwise disposed of in a transaction not prohibited by the Lien Documents to a person other than a Guarantor; provided that the Borrower shall have delivered to the Collateral Agent, at least two Business Days prior to the date of the proposed release, a written request for release identifying the relevant Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Lien Documents other than the 2006 Indenture.

(c) If any Grantor shall enter into a Receivables Financing pursuant to which all or any of such Grantor’s Receivables, participation interests in such Receivables or Gift Shop Assets are to be sold or pledged as collateral, then the Receivables, Related Security and Gift Shop Assets of such Grantor that are the subject of such Receivables Financing shall immediately and without further act be released from the Liens created hereby to the extent that the aggregate outstanding amount of the purchase price or loan from the applicable lenders or investors under all Receivables Financings at any time does not exceed $575,000,000 or, with the consent of the Administrative Agent and the Required Lenders (as defined in the Credit Agreement), such greater amount equal to 50% of the sum of (x) accounts receivable, net, of the Borrower and its Subsidiaries, as set forth on its most recent balance sheet as at the time of determination plus (y) the allowance for doubtful accounts with respect to such accounts receivable as set forth in the footnotes to the Borrower’s most recent financial statements. Such Grantor is authorized to file appropriate UCC-3 financing statement amendments in form reasonably satisfactory to the Collateral Agent reflecting any such release. At the request and sole expense of the Borrower in connection with any such release, the Collateral Agent shall execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such release, including the delivery of a confirmation of such release to any applicable financing party or trustee. The Borrower notifies the Collateral Agent that, as of the date hereof, the Grantors identified on Annex 2 hereto are parties to the Existing Receivables Facility pursuant to which the Receivables, Related Security, Collections and Gift Shop Assets of such Grantors are not included in the Collateral pursuant to clauses (v) and (vi) of the final paragraph of Section 2. The Collateral Agent acknowledges that the Receivables and Gift Shop Assets of such Grantors that are disposed of or subject to a Lien in connection with the Existing Receivables Financing are not subject to the Liens of this Agreement.

(d) The Capital Stock and other securities of a Subsidiary of any Grantor shall be released from the Lien created hereby to the extent set forth in clause (vii) to the first proviso of Section 2 and the second paragraph of Section 2. Such Grantor is authorized to file appropriate UCC-3 financing statement amendments in form reasonably satisfactory to the Collateral Agent reflecting any such release. At the request and sole expense of the Borrower in connection with any such release, the Collateral Agent shall execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such release, including the delivery of a confirmation of such release to any applicable financing party or trustee.

(e) The Administrative Agent hereby instructs the Collateral Agent to take all actions necessary to terminate and release the Mortgages as contemplated by Section 5 of the Fourth Amendment, dated as of the date hereof, to the Credit Agreement.

8.14 Amendment and Restatement

This Agreement is an amendment and restatement of, and continuation, extension and renewal of, but not an extinguishment of, the obligations under the Collateral Agreement, dated November 15, 2010, by and among the Grantors and Collateral Agent.

8.15 WAIVER OF JURY TRIAL. EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LIEN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 9. ADDITIONAL LIEN OBLIGATIONS

The Borrower may, at any time and from time to time, subject to any limitations contained in the Lien Documents in effect at such time, designate additional Indebtedness and related obligations that are, or are to be, secured by Liens not prohibited by the Lien Documents on any assets of the Borrower or any other Grantor that would, if such Liens were granted, constitute Common Collateral as “Additional Lien Obligations” by delivering to the Collateral Agent and each Authorized Representative party hereto at such time an officers’ certificate:

(a) describing the Indebtedness and other obligations being designated as Additional Lien Obligations, including whether such Additional Lien Obligations shall be treated for purposes of this Agreement in a manner similar to the Borrower Notes Obligations under the 7.125% Senior Notes;

(b) setting forth the Additional Lien Documents under which such Additional Lien Obligations are issued or incurred or the guarantees of such Additional Lien Obligations which are, or are to be, created, and attaching copies of such Additional Lien Documents as each Grantor has executed and delivered to the Person that serves as the administrative agent, trustee or a similar representative for the holders of such Additional Lien Obligations (such Person being referred to as the “Additional Authorized Representative”) with respect to such Additional Lien Obligations on the closing date of such Additional Lien Obligations, certified as being true and complete by an Officers’ Certificate;

(c) identifying the Person that serves as the Additional Authorized Representative;

(d) certifying that the incurrence of such Additional Lien Obligations, the creation of the Liens securing such Additional Lien Obligations and the designation of such Additional Lien Obligations as “Additional Lien Obligations” hereunder do not violate or result in a default under any provision of any Lien Document in effect at such time;

(e) certifying that the Additional Lien Documents authorize the Additional Authorized Representative to become a party hereto by executing and delivering an Additional Authorized Representative Joinder Agreement and provide that upon such execution and delivery, such Additional Lien Obligations and the holders thereof shall become subject to and bound by the provisions of this Agreement; and

(f) attaching a fully completed Authorized Representative Joinder Agreement executed and delivered by the Additional Authorized Representative.

Upon the delivery of such certificate and the related attachments as provided above, the obligations designated in such notice as “Additional Lien Obligations” shall become Additional Lien Obligations for all purposes of this Agreement.

[Remainder of Page Intentionally Left Blank]

UNIVERSAL HEALTH SERVICES, INC.

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Senior Vice President

Signature Page to the Amended and Restated Collateral Agreement

ASCEND HEALTH CORPORATION
ASSOCIATED CHILD CARE EDUCATIONAL SERVICES, INC.
CCS/LANSING, INC.
CHILDREN’S COMPREHENSIVE SERVICES, INC.
DEL AMO HOSPITAL, INC.
FRONTLINE BEHAVIORAL HEALTH, INC.
LANCASTER HOSPITAL CORPORATION
MCALLEN MEDICAL CENTER, INC.
MERION BUILDING MANAGEMENT, INC.
MERRIDELL ACHIEVEMENT CENTER, INC.
NORTHWEST TEXAS HEALTHCARE SYSTEM, INC.
OAK PLAINS ACADEMY OF TENNESSEE, INC.
PARK HEALTHCARE COMPANY
PENNSYLVANIA CLINICAL SCHOOLS, INC.
PSI SURETY, INC.
RIVER OAKS, INC.
SOUTHEASTERN HOSPITAL CORPORATION
SPARKS FAMILY HOSPITAL, INC.
STONINGTON BEHAVIORAL HEALTH, INC.
TEMECULA VALLEY HOSPITAL, INC.
THE ARBOUR, INC.
THE BRIDGEWAY, INC.
TWO RIVERS PSYCHIATRIC HOSPITAL, INC.
UHS CHILDREN’S SERVICES, INC.
UHS HOLDING COMPANY, INC.
UHS OF BENTON, INC.
UHS OF CORNERSTONE, INC.
UHS OF CORNERSTONE HOLDINGS, INC.
UHS OF D.C., INC.
UHS OF DELAWARE, INC.
UHS OF DENVER, INC.
UHS OF FAIRMOUNT, INC.
UHS OF FULLER, INC.
UHS OF GEORGIA, INC.
UHS OF GEORGIA HOLDINGS, INC.

UHS OF HAMPTON, INC.
UHS OF HARTGROVE, INC.
UHS OF LAKESIDE, LLC
UHS OF OKLAHOMA, INC.
UHS OF PARKWOOD, INC.
UHS OF PENNSYLVANIA, INC.
UHS OF PROVO CANYON, INC.
UHS OF PUERTO RICO, INC.
UHS OF RIVER PARISHES, INC.
UHS OF SPRING MOUNTAIN, INC.
UHS OF TEXOMA, INC.
UHS OF TIMBERLAWN, INC.
UHS OF TIMPANOGOS, INC.
UHS OF WESTWOOD PEMBROKE, INC.
UHS OF WYOMING, INC.
UHS SAHARA, INC.
UHS-CORONA, INC.
UNITED HEALTHCARE OF HARDIN, INC.
UNIVERSAL HEALTH SERVICES OF PALMDALE, INC.
UNIVERSAL HEALTH SERVICES OF RANCHO SPRINGS, INC.
VALLEY HOSPITAL MEDICAL CENTER, INC.
WELLINGTON REGIONAL MEDICAL CENTER, INCORPORATED
WISCONSIN AVENUE PSYCHIATRIC CENTER, INC.

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

ALLIANCE HEALTH CENTER, INC.
ALTERNATIVE BEHAVIORAL SERVICES, INC.
BENCHMARK BEHAVIORAL HEALTH SYSTEM, INC.
BHC ALHAMBRA HOSPITAL, INC.
BHC BELMONT PINES HOSPITAL, INC.
BHC FAIRFAX HOSPITAL, INC.
BHC FOX RUN HOSPITAL, INC.
BHC FREMONT HOSPITAL, INC.
BHC HEALTH SERVICES OF NEVADA, INC.
BHC HERITAGE OAKS HOSPITAL, INC.
BHC HOLDINGS, INC.
BHC INTERMOUNTAIN HOSPITAL, INC.
BHC MONTEVISTA HOSPITAL, INC.
BHC PINNACLE POINTE HOSPITAL, INC.
BHC SIERRA VISTA HOSPITAL, INC.
BHC STREAMWOOD HOSPITAL, INC.
BRENTWOOD ACQUISITION, INC.
BRENTWOOD ACQUISITION - SHREVEPORT, INC.
BRYNN MARR HOSPITAL, INC.
CANYON RIDGE HOSPITAL, INC.
CEDAR SPRINGS HOSPITAL, INC.
FIRST HOSPITAL CORPORATION OF VIRGINIA BEACH
FIRST HOSPITAL PAN AMERICANO, INC.
GREAT PLAINS HOSPITAL, INC.
H. C. CORPORATION
HARBOR POINT BEHAVIORAL HEALTH CENTER, INC.
HAVENWYCK HOSPITAL INC.
HHC AUGUSTA, INC.
HHC CONWAY INVESTMENT, INC.
HHC DELAWARE, INC.
HHC POPLAR SPRINGS, INC.
HHC RIVER PARK, INC.
HHC ST. SIMONS, INC.
HORIZON HEALTH CORPORATION
HSA HILL CREST CORPORATION

KIDS BEHAVIORAL HEALTH OF UTAH, INC.
LAUREL OAKS BEHAVIORAL HEALTH CENTER, INC.
MICHIGAN PSYCHIATRIC SERVICES, INC.
NORTH SPRING BEHAVIORAL HEALTHCARE, INC.
PREMIER BEHAVIORAL SOLUTIONS OF FLORIDA, INC.
PREMIER BEHAVIORAL SOLUTIONS, INC.
PSYCHIATRIC SOLUTIONS, INC.
PSYCHIATRIC SOLUTIONS OF VIRGINIA, INC.
RAMSAY YOUTH SERVICES OF GEORGIA, INC.
RIVEREDGE HOSPITAL HOLDINGS, INC.
SPRINGFIELD HOSPITAL, INC.
SUMMIT OAKS HOSPITAL, INC.
TEXAS HOSPITAL HOLDINGS, INC.
WINDMOOR HEALTHCARE INC.
WINDMOOR HEALTHCARE OF PINELLAS PARK, INC.

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

AIKEN REGIONAL MEDICAL CENTERS, LLC
LA AMISTAD RESIDENTIAL TREATMENT CENTER, LLC
TENNESSEE CLINICAL SCHOOLS, LLC
TURNING POINT CARE CENTER, LLC
UHS OF BOWLING GREEN, LLC
UHS OF GREENVILLE, LLC
UHS OF RIDGE, LLC
UHS OF ROCKFORD, LLC
UHSD, LLC

By:	Universal Health Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Senior Vice President

Signature Page to the Amended and Restated Collateral Agreement

FORT DUNCAN MEDICAL CENTER, L.P.

By:	Fort Duncan Medical Center, Inc.
Its general partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

By:	UHS of Fairmount, Inc.
Its limited partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

FRONTLINE HOSPITAL, LLC
FRONTLINE RESIDENTIAL TREATMENT CENTER, LLC

By:	Frontline Behavioral Health, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

KEYS GROUP HOLDINGS LLC

By:	UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

KEYSTONE/CCS PARTNERS LLC

By:	Children’s Comprehensive Services, Inc.
Its Minority Member

	By:	KEYS Group Holdings LLC
Its Managing Member and sole member of the minority member

		By:	UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

KEYSTONE CONTINUUM, LLC
KEYSTONE NPS LLC
KEYSTONE RICHLAND CENTER, LLC

By:	Keystone/CCS Partners LLC
Its managing member

	By:	Children’s Comprehensive Services, Inc.
Its minority member

		By:	KEYS Group Holdings LLC
Its managing member and sole member of the minority member

			By:	UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

KEYSTONE EDUCATION AND YOUTH SERVICES, LLC

By:	KEYS Group Holdings LLC
Its sole member

	By:	UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

KEYSTONE MARION, LLC
KEYSTONE MEMPHIS, LLC
KEYSTONE NEWPORT NEWS, LLC
KEYSTONE WSNC, L.L.C.

By:	Keystone Education and Youth Services, LLC
Its sole member

	By:	KEYS Group Holdings LLC
Its sole member

		By:	UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

MANATEE MEMORIAL HOSPITAL, L.P.

By:	Wellington Regional Medical Center, Incorporated
Its general partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

By:	UHS of Pennsylvania, Inc.
Its limited partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

MCALLEN HOSPITALS, L.P.

By:	McAllen Medical Center, Inc.
Its general partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

By:	UHS of Georgia Holdings, Inc.
Its limited partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

PENDLETON METHODIST HOSPITAL, L.L.C.

By:	UHS of River Parishes, Inc.
Its managing member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

UHS KENTUCKY HOLDINGS, L.L.C.

By:	UHS of Delaware, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

UHS OF ANCHOR, L.P.
UHS OF LAUREL HEIGHTS, L.P.
UHS OF PEACHFORD, L.P.

By:	UHS of Georgia, Inc.
Its general partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

By:	UHS of Georgia Holdings, Inc.
Its limited partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

UHS OF CENTENNIAL PEAKS, L.L.C.

By:	UHS of Denver, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

UHS OF DOVER, L.L.C.

By:	UHS of Rockford, LLC
Its sole member

	By:	Universal Health Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Senior Vice President

Signature Page to the Amended and Restated Collateral Agreement

UHS OF DOYLESTOWN, L.L.C.

By:	UHS of Pennsylvania, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

UHS OF SALT LAKE CITY, L.L.C.

By:	UHS of Provo Canyon, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

UHS OF SAVANNAH, L.L.C.

By:	UHS of Georgia Holdings, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

UHS OKLAHOMA CITY LLC
UHS OF SPRINGWOODS, L.L.C.

By:	UHS of New Orleans, LLC
Its sole member

	By:	UHS of Delaware, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

UHS OF SUMMITRIDGE, LLC

By:	UHS of Peachford, L.P.
Its managing member

	By:	UHS of Georgia, Inc.
Its general partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

PSYCHIATRIC SOLUTIONS HOSPITALS, LLC

By:	Psychiatric Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

KMI ACQUISITION, LLC
ROLLING HILLS HOSPITAL, LLC
PSJ ACQUISITION, LLC
SHADOW MOUNTAIN BEHAVIORAL HEALTH SYSTEM, LLC TBD ACQUISITION, LLC

By:	Psychiatric Solutions Hospitals, LLC
Its Sole Member

	By:	Psychiatric Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

ATLANTIC SHORES HOSPITAL, L.L.C.
EMERALD COAST BEHAVIORAL HOSPITAL, LLC
OCALA BEHAVIORAL HEALTH, LLC
PALMETTO BEHAVIORAL HEALTH HOLDINGS, LLC

By:	Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

PALMETTO BEHAVIORAL HEALTH SYSTEM, L.L.C.

By:	Palmetto Behavioral Health Holdings, LLC
Its Sole Member

	By:	Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

PALMETTO LOWCOUNTRY BEHAVIORAL HEALTH, L.L.C.

By:	Palmetto Behavioral Health System, L.L.C.
Its Sole Member

	By:	Palmetto Behavioral Health Holdings, LLC
Its Sole Member

		By:	Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

RAMSAY MANAGED CARE, LLC
SAMSON PROPERTIES, LLC
TBJ BEHAVIORAL CENTER, LLC
THREE RIVERS HEALTHCARE GROUP, LLC
ZEUS ENDEAVORS, LLC
WEKIVA SPRINGS CENTER, LLC

By:	Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

SP BEHAVIORAL, LLC
UNIVERSITY BEHAVIORAL, LLC

By:	Ramsay Managed Care, LLC
Its Sole Member

	By:	Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

THREE RIVERS BEHAVIORAL HEALTH, LLC

By:	Three Rivers Healthcare Group, LLC
Its Sole Member

	By:	Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

THE NATIONAL DEAF ACADEMY, LLC

By:	Zeus Endeavors, LLC
Its Sole Member

	By:	Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

WILLOW SPRINGS, LLC

By:	BHC Health Services of Nevada, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

BHC PROPERTIES, LLC

By:	Behavioral Healthcare LLC
Its Sole Member

	By:	BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

BHC MESILLA VALLEY HOSPITAL, LLC

By:	BHC Properties, LLC
Its Sole Member

	By:	Behavioral Healthcare LLC
Its Sole Member

		By:	BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

BHC NORTHWEST PSYCHIATRIC HOSPITAL, LLC

By:	BHC Properties, LLC
Its Sole Member

	By:	Behavioral Healthcare LLC
Its Sole Member

		By:	BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

HOLLY HILL HOSPITAL, LLC

By:	Behavioral Healthcare LLC
Its Sole Member

	By:	BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

CUMBERLAND HOSPITAL PARTNERS, LLC

By:	BHC Properties, LLC
Its Sole Member

	By:	Behavioral Healthcare LLC
Its Sole Member

		By:	BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

CUMBERLAND HOSPITAL, LLC

By:	Cumberland Hospital Partners, LLC
Its Managing Member

By:	BHC Properties, LLC
Its Minority Member and Sole Member of the Managing Member

	By:	Behavioral Healthcare LLC
Its Sole Member

		By:	BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

COLUMBUS HOSPITAL PARTNERS, LLC
LEBANON HOSPITAL PARTNERS, LLC NORTHERN INDIANA PARTNERS, LLC
VALLE VISTA HOSPITAL PARTNERS, LLC

By:	Behavioral Healthcare LLC
Its Sole Member

	By:	BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

VALLE VISTA, LLC

By:	BHC of Indiana, General Partnership
Its Sole Member

	By:	Columbus Hospital Partners, LLC
Its General Partner

	By:	Lebanon Hospital Partners, LLC
Its General Partner

	By:	Northern Indiana Partners, LLC
Its General Partner

	By:	Valle Vista Hospital Partners, LLC
Its General Partner

		By:	Behavioral Healthcare LLC
The Sole Member of each of the above General Partners

			By:	BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

WELLSTONE REGIONAL HOSPITAL ACQUISITION, LLC

By:	Wellstone Holdings, Inc.
Its Minority Member

	By:	Behavioral Healthcare LLC
Its Managing Member and Sole Member of the Minority Member

		By:	BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

BEHAVIORAL HEALTHCARE, LLC

By:	BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

HORIZON HEALTH HOSPITAL SERVICES, LLC
HORIZON MENTAL HEALTH MANAGEMENT, LLC
SUNSTONE BEHAVIORAL HEALTH, LLC

By:	Horizon Health Corporation
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

KINGWOOD PINES HOSPITAL, LLC
HHC PENNSYLVANIA, LLC TOLEDO HOLDING CO., LLC

By:	Horizon Health Hospital Services, LLC
Its Sole Member

	By:	Horizon Health Corporation
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

HICKORY TRAIL HOSPITAL, L.P.
NEURO INSTITUTE OF AUSTIN, L.P.
TEXAS CYPRESS CREEK HOSPITAL, L.P.
TEXAS LAUREL RIDGE HOSPITAL, L.P.
TEXAS OAKS PSYCHIATRIC HOSPITAL, L.P.
TEXAS SAN MARCOS TREATMENT CENTER, L.P.
TEXAS WEST OAKS HOSPITAL, L.P.

By:	Texas Hospital Holdings, LLC
Its General Partner

	By:	Psychiatric Solutions Hospitals, LLC
Its Sole Member

		By:	Psychiatric Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

By:	Texas Hospital Holdings, Inc.
Its Limited Partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

SHC-KPH, LP

By:	HHC Kingwood Investment, LLC
Its General Partner

By:	Kingwood Pines Hospital, LLC
Its Limited partner

	By:	Horizon Health Hospital Services, LLC
The Sole Member of the above Limited and General Partner

		By:	Horizon Health Corporation
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

H.C. PARTNERSHIP

By:	H.C. Corporation
Its General Partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

By:	HSA Hill Crest Corporation
Its General Partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

BHC OF INDIANA, GENERAL PARTNERSHIP

By:	Columbus Hospital Partners, LLC
Its General Partner

By:	Lebanon Hospital Partners, LLC
Its General Partner

By:	Northern Indiana Partners, LLC
Its General Partner

By:	Valle Vista Hospital Partners, LLC
Its General Partner

	By:	BHC Healthcare, LLC
The Sole Member of each of the above General Partners

		By:	BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

SCHICK SHADEL OF FLORIDA, LLC

By:	Horizon Health Hospital Services, LLC
Its sole member

	By:	Horizon Health Corporation
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

UHS OF NEW ORLEANS, LLC
UHSL, LLC

By:	UHS of Delaware, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Senior Vice President

Signature Page to the Amended and Restated Collateral Agreement

INDEPENDENCE PHYSICIAN MANAGEMENT, LLC

By:	UHS of Fairmount, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

BEHAVIORAL HEALTH MANAGEMENT, LLC
BEHAVIORAL HEALTH REALTY, LLC
CAT REALTY, LLC
CAT SEATTLE, LLC
PSYCHIATRIC REALTY, LLC
SALT LAKE BEHAVIORAL HEALTH, LLC
SALT LAKE PSYCHIATRIC REALTY, LLC
UBH OF PHOENIX, LLC
UBH OF PHOENIX REALTY, LLC
UNIVERSITY BEHAVIORAL HEALTH OF EL PASO

By:	Ascend Health Corporation
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

GARFIELD PARK HOSPITAL, LLC

By:	UHS of Hartgrove, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

Signature Page to the Amended and Restated Collateral Agreement

JPMORGAN CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT AND
AUTHORIZED REPRESENTATIVE OF THE
CREDIT AGREEMENT SECURED PARTIES

By:	/s/ Dawn Lee Lum
	Name:	Dawn Lee Lum
	Title:	Executive Director

[Signature Page to the Amended and Restated Collateral Agreement]

JPMORGAN CHASE BANK, N.A., AS
COLLATERAL AGENT

By:	/s/ Dawn Lee Lum
	Name:	Dawn Lee Lum
	Title:	Executive Director

[Signature Page to the Amended and Restated Collateral Agreement]

THE BANK OF NEW YORK MELLON TRUST
COMPANY, N.A., AS 2006 TRUSTEE AND
AUTHORIZED REPRESENTATIVE FOR THE
HOLDERS OF THE 7.125% SENIOR NOTES

By:	/s/ Lawrence Dillard
	Name:	Lawrence Dillard
	Title:	Vice President

[Signature Page to the Amended and Restated Collateral Agreement]

MUFG UNION BANK, N.A., AS 2014 TRUSTEE
AND AUTHORIZED REPRESENTATIVE FOR
THE HOLDERS OF THE 2019 SENIOR NOTES
AND 2022 SENIOR NOTES

By:	/s/ Fernando Moreyra
	Name:	Fernando Moreyra
	Title:	Vice President

[Signature Page to the Amended and Restated Collateral Agreement]

Schedule 1

NOTICE ADDRESSES OF GRANTORS

The address for all Grantors is:

367 South Gulph Road

King of Prussia, Pennsylvania 19406

Attention: Cheryl K. Ramagano

Schedule 2

DESCRIPTION OF INVESTMENT PROPERTY

Pledged Stock:

Issuer	Holder	Stock No.	No. of Shares
2012 W. University Properties, LLC	Ascend Health Corporation	N/A	—
2026 W. University Properties, LLC	Ascend Health Corporation	N/A	—
ASC Property Management, Inc.	Borrower	1	1000
ASC of Aiken, Inc.	Borrower	1	1000
ASC of Brownsville, Inc.	Borrower	1	1000
ASC of Corona, Inc.	Borrower	1	200
ASC of East New Orleans, Inc.	Borrower	1	1000
ASC of Las Vegas, Inc.	Borrower	1	200
ASC of Louisiana, Inc.	Borrower	1	1000
ASC of Midwest City, Inc.	Borrower	1	200
ASC of Palm Springs, Inc.	Borrower	1	200
ASC of Puerto Rico, Inc.	Borrower	1	1000
ASC of Reno, Inc.	Borrower	1	1000
ASC of St. George, Inc.	Borrower	1	200
ASC of Wellington, Inc.	Borrower	1	1000
Aiken Regional Medical Centers, LLC	Borrower	2	200
Aiken Regional Receivables, L.L.C.	Aiken Regional Medical Centers, LLC	N/A	—
Alabama Clinical Schools, Inc.	Children’s Comprehensive Services, Inc.	1	1000
Alicante School Elk Grove, LLC	Keystone Education and Youth Services, LLC	N/A	—
Ambulatory Surgery Center of Temecula Valley, Inc.	Borrower	1	1000
Arbour Elder Services, Inc.	UHSL, L.L.C.	2	200
Ascend Health Corporation	Borrower	1	1000
Associated Child Care Educational Services, Inc.	Children’s Comprehensive Services, Inc.	1	300
Auburn Regional Medical Center, Inc.	Borrower	1	200
Beach 77 LP	Ascend Health Corporation [99%]	N/A	—

Behavioral Health Management, LLC	Ascend Health Corporation	N/A	—
Behavioral Health Realty, LLC	Ascend Health Corporation	N/A	—
Braden River Internal Medicine Associates, LLC	Manatee Memorial Hospital, L.P.	N/A	—
CAT Realty, LLC	Ascend Health Corporation	N/A	—
CAT Seattle, LLC	Ascend Health Corporation	N/A	—
CCS/Bay County, Inc.	Children’s Comprehensive Services, Inc.	1	1000
CCS/Lansing, Inc.	Children’s Comprehensive Services, Inc.	1	1000
CCS/Little Rock, Inc.	Children’s Comprehensive Services, Inc.	1	1000
CCS/Meadow Pines, Inc.	Children’s Comprehensive Services, Inc.	1	1000
Casa de Lago, L.L.C.	Del Amo Hospital, Inc.	N/A	—
Central Montgomery Medical Center, L.L.C.	UHS of Pennsylvania, Inc.	N/A	—
Chalmette Medical Center, Inc.	UHS of Delaware, Inc.	1	1000
Children’s Comprehensive Services, Inc.	KEYS Group Holdings LLC	1	7,126,444
Choate Health Management, Inc.	UHSL, L.L.C.	2	200,000
Community Behavioral Health, L.L.C. [SJV]	UHS of Lakeside, L.L.C. [50%]	N/A	—
Comprehensive Occupational and Clinical Health, Inc.	Borrower	1	1000
Cornerstone Hospital Management , LLC [SJV]	UHS of Cornerstone, Inc. [50.5%]	N/A	—
Cornerstone Regional Hospital, LP [SJV]	UHS of Cornerstone Holdings, Inc. [50.1%]	N/A	—
Corona Medical Offices, LLC	UHS-Corona, Inc.	N/A	—
Del Amo Hospital, Inc.	Borrower	1	200
Diagnostics of Wellington, LLC	Wellington Regional Medical Center, Incorporated	N/A	—
District Hospital Partners, L.P. [SJV]	UHS of D.C., Inc. [80%]	N/A	—
Doctors’ Hospital of Shreveport, Inc.	Borrower	1	200
Edinburg Ambulatory Surgical Center, Inc.	Borrower	2	1000
Edinburg Holdings, Inc.	Borrower	1	1000
Edinburg MOB Properties, LLC	McAllen Hospitals, L.P.	N/A	—
Elmira NPS, LLC	Keystone Education and Youth Services, LLC	N/A	—
Forest View Psychiatric Hospital, Inc.	Borrower	1	200

Fort Duncan Medical Center, Inc.	UHS of Delaware, Inc.	1	1000
Fort Duncan Medical Center, L.P.	UHS of Fairmount, Inc. [99% LP]	N/A	—
Fort Duncan Medical Receivables, L.L.C	Fort Duncan Medical Center, L.P.	N/A	—
Frontline Behavioral Health, Inc.	UHS of Delaware, Inc.	1	1000
Frontline Children’s Hospital, L.L.C.	Frontline Behavioral Health, Inc.	N/A	—
Frontline Hospital, LLC	Frontline Behavioral Health, Inc.	N/A	—
Frontline Residential Treatment Center, LLC	Frontline Behavioral Health, Inc.	N/A	—
Garfield Park Hospital, LLC	UHS of Hartgrove, Inc.	N/A	—
Glen Oaks Hospital, Inc.	Borrower	2	1000
Gulph Mills Insurance, Ltd.	Borrower	N/A	—
HRI Clinics, Inc.	UHSL, L.L.C.	1	200
HRI Hospital, Inc.	UHSL, L.L.C.	1	200
Health Care Finance & Construction Corp.	Borrower	1	200
Independence Aiken, LLC	Independence Physician Management, LLC	N/A	—
Independence Amarillo, LLC	Independence Physician Management, LLC	N/A	—
Independence Corona, LLC	Independence Physician Management, LLC	N/A	—
Independence Enid, LLC	Independence Physician Management, LLC	N/A	—
Independence Denison, LLC	Independence Physician Management, LLC	N/A	—
Independence Laredo, LLC	Independence Physician Management, LLC	N/A	—
Independence Las Vegas, LLC	Independence Physician Management, LLC	N/A	—
Independence Manatee, LLC	Independence Physician Management, LLC	N/A	—
Independence McAllen, LLC	Independence Physician Management, LLC	N/A	—
Independence Palmdale, LLC	Independence Physician Management, LLC	N/A	—
Independence Sparks, LLC	Independence Physician Management, LLC	N/A	—
Independence Wellington, LLC	Independence Physician Management, LLC	N/A	—
Independence Physician Management, LLC	UHS of Fairmount, Inc.	N/A	—

Island 77 LLC	Ascend Health Corporation	N/A	—
KEYS Group Holdings LLC	UHS Children Services, Inc.	N/A	—
Keystone Charlotte LLC	Keystone/CCS Partners LLC	N/A	—
Keystone Continuum, LLC	Keystone/CCS Partners LLC	N/A	—
Keystone DJJ LLC	Keystone/CCS Partners LLC	N/A	—
Keystone Detention LLC	Keystone/CCS Partners LLC	N/A	—
Keystone Education Transportation, LLC	Keystone Education and Youth Services, LLC	N/A	—
Keystone Education and Youth Services, LLC	KEYS Group Holdings LLC	N/A	—
Keystone JJAEP LLC	Keystone/CCS Partners LLC	N/A	—
Keystone Marion, LLC	Keystone Education and Youth Services, LLC	N/A	—
Keystone Memphis, LLC	Keystone Education and Youth Services, LLC	N/A	—
Keystone NPS LLC	Keystone/CCS Partners LLC	N/A	—
Keystone Newport News, LLC	Keystone Education and Youth Services, LLC	N/A	—
Keystone Richland Center LLC	Keystone/CCS Partners LLC	N/A	—
Keystone Savannah, LLC	Keystone Education and Youth Services, LLC	N/A	—
Keystone WSNC, L.L.C.	Keystone Education and Youth Services, LLC	N/A	—
Keystone/CCS Partners LLC	Children’s Comprehensive Services, Inc. [15%] KEYS Group Holdings LLC [85%]	N/A	—
La Amistad Residential Treatment Center, LLC	Borrower	N/A	—
Lakewood Ranch Medical Group, LLC	Manatee Memorial Hospital, L.P.	N/A	—
Lakewood Ranch Neurology, LLC	Manatee Memorial Hospital, L.P.	N/A	—
Lakewood Ranch Therapy, Inc.	UHS of Delaware, Inc.	1	1000
Lancaster Hospital Corporation	Universal Health Services of Palmdale, Inc.	2	100
Lancaster Hospital Receivables, L.L.C	Lancaster Hospital Corporation	N/A	—
Laredo ASC, Inc.	Borrower	1	1000
Laredo Holdings, Inc.	Borrower	1	100
Laredo Regional, Inc.	Borrower	1	100
Laredo Regional Medical Center, L.P. [SJV]	UHS of Hampton, Inc. [79.3913%]	NA	—
Manatee Memorial Hospital, L.P.	UHS of Pennsylvania, Inc. [70% LP] Wellington Regional Medical Center, Incorporated [30% GP]	N/A	—

Manatee Memorial Receivables, L.L.C	Manatee Memorial Hospital, L.P.	N/A	—
Manatee Physician Alliance, LLC	Manatee Memorial Hospital, L.P.	N/A	—
Mayhill Behavioral Health, LLC	Ascend Health Corporation	N/A	—
Mayhill Behavioral Properties, LLC	Ascend Health Corporation	N/A	—
McAllen Heart Hospital, L.P.	McAllen Medical Center, Inc. [1% GP]	N/A	—
McAllen Holdings, Inc.	McAllen Medical Center, Inc.	2	1000
McAllen Hospitals Receivables, L.L.C	McAllen Hospitals, L.P.	N/A	—
McAllen Hospitals, L.P.	McAllen Medical Center, Inc. [1%] UHS of Georgia Holdings, Inc. [99%]	N/A	—
McAllen Medical Center, Inc.	Borrower	2	1000
Merridell Achievement Center, Inc.	Borrower	1	370
Merion Building Management, Inc.	Borrower	1	200
Northern Nevada Diagnostic Imaging-Spanish Springs, L.L.C	Sparks Family Hospital, Inc.	N/A	—
Northwest Texas Healthcare Receivables, L.L.C	Northwest Texas Healthcare System, Inc.	N/A	—
Northwest Texas Healthcare System, Inc.	Borrower	1	100
Northwest Texas Surgical Hospital, L.L.C. [SJV]	Northwest Texas Healthcare System, Inc. [95%]	N/A	—
Oak Plains Academy of Tennessee, Inc.	Children’s Comprehensive Services, Inc.	1	1000
Oregon Psychiatric Realty, LLC	Ascend Health Corporation	N/A	—
Park Healthcare Company	Southeastern Hospital Corporation	38	728,386
Pendleton Methodist Hospital, L.L.C.	UHS of River Parishes, Inc. [90%] River Oaks, Inc. [10%]	N/A	—
Pennsylvania Clinical Schools, Inc.	Children’s Comprehensive Services, Inc.	1	1000
Professional Probation Services, Inc.	Borrower	1	500
Professional Surgery Corporation of Arkansas	UHS of Delaware, Inc.	1	1000
Psychiatric Realty, LLC	Ascend Health Corporation	N/A	—
Radiation Oncology Center of Aiken, LLC [SJV]	Aiken Regional Medical Centers, Inc. [95%]	N/A	—
Rancho Springs Receivables, L.L.C	Universal Health Services of Rancho Springs, Inc.	N/A	—
Relational Therapy Clinic, Inc.	UHS of Delaware, Inc.	1	200
Ridge Outpatient Counseling, L.L.C.	UHS of Ridge, LLC	N/A	—

River Crest Hospital, Inc.	Borrower	1	1000
River Oaks, Inc.	UHS of Delaware, Inc.	1	1000
RR Behavioral Realty LLC	Ascend Health Corporation	N/A	—
RR Recovery LLC	Ascend Health Corporation	N/A	—
Salt Lake Behavioral Health, LLC	Ascend Health Corporation	N/A	—
Salt Lake Psychiatric Realty, LLC	Ascend Health Corporation	N/A	—
Southeastern Hospital Corporation	UHS Kentucky Holdings, L.L.C.	17	10,000
Southside Imaging Center, LLC	Aiken Regional Medical Centers, Inc.	N/A	—
Southwest Neuroscience Pain Center, LLP	Northwest Texas Healthcare System, Inc. [99% GP] UHS of Delaware, Inc. [1% LP]	N/A	—
Southwest Outpatient Imaging Center, LLC	Universal Health Services of Rancho Springs, Inc. [80%]	N/A	—
Sparks Family Hospital Receivables, L.L.C	Sparks Family Hospital, Inc.	N/A	—
Sparks Family Hospital, Inc.	Borrower	1	1,850
St. Louis Behavioral Medicine Institute, Inc.	UHS of Delaware, Inc.	1	200
St. Mary’s Physician Associates, L.L.C	UHS of Oklahoma, Inc.	N/A	—
Stonington Behavioral Health, Inc.	Borrower	1	1000
Summerlin Hospital Medical Center, L.P. [SJV]	UHS Holding Company, Inc. [68.85%]	N/A	—
Temecula Valley Hospital, Inc.	Borrower	1	1000
Tennessee Clinical Schools, LLC	Borrower	N/A	—
Texoma Healthcare System Receivables, L.L.C.	UHS of Texoma, Inc.	N/A	—
The Arbour, Inc.	UHSL, L.L.C.	2	346
The Bridgeway, Inc.	UHS of Delaware, Inc.	1	300
Trenton Street Corporation	Borrower	1	1000
Turning Point Care Center, LLC	Borrower	N/A	—
Two Rivers Psychiatric Hospital, Inc.	Borrower	1	200
UBH of Phoenix, LLC	Ascend Health Corporation	N/A	—
UBH of Phoenix Realty, LLC	Ascend Health Corporation	N/A	—
UBH of Oregon, LLC	Ascend Health Corporation	N/A	—
UBH Physicians	University Behavioral Health of El Paso, LLC	N/A	—

UHS Advisory, Inc.	UHS Holding Company, Inc.	1	200
UHS Building Solutions, Inc.	Borrower	1	1000
UHS Children Services, Inc.	Borrower	1	1000
UHS Front Royal, L.L.C.	UHS Children Services, Inc.	N/A	—
UHS Good Samaritan, L.L.C.	Frontline Behavioral Health, Inc.	N/A	—
UHS Holding Company, Inc.	Borrower	1	200
UHS International, Inc.	Borrower	1	1000
UHS Kentucky Holdings, L.L.C.	Turning Point Care Center, LLC	N/A	—
UHS Midwest Center for Youth and Families, LLC	Borrower	N/A	—
UHS Oklahoma City LLC	UHS of New Orleans, LLC	N/A	—
UHS Receivables Corp.	Borrower	2	200
UHS Sahara, Inc.	Borrower	1	1000
UHS Surgical Hospital of Texoma, LLC	UHS of Texoma, Inc,	N/A	—
UHS of Anchor, L.P.	UHS of Georgia Holdings, Inc. [99%] UHS of Georgia, Inc. [1%]	N/A	—
UHS of Barstow, L.L.C.	Keystone Education and Youth Services, LLC	N/A	—
UHS of Benton Day School and Treatment Program, Inc.	Borrower	2	1000
UHS of Benton, Inc.	Borrower	2	1000
UHS of Bowling Green, LLC	Borrower	N/A	—
UHS of Centennial Peaks, L.L.C.	UHS of Denver, Inc.	N/A	—
UHS of Colorado, L.L.C.	UHS of Delaware, Inc.	N/A	—
UHS of Cornerstone Holdings, Inc.	Borrower	1	1000
UHS of Cornerstone, Inc.	Borrower	1	1000
UHS of D.C., Inc.	Borrower	1	200
UHS of Delaware, Inc.	Borrower	1	1000
UHS of Denver, Inc.	Borrower	1	1000
UHS of Dover, L.L.C.	UHS of Rockford, LLC	N/A	—
UHS of Doylestown, L.L.C.	UHS of Pennsylvania, Inc.	N/A	—
UHS of Eagle Pass, Inc.	UHS of Delaware, Inc.	1	1000
UHS of Fairmount, Inc.	Borrower	1	1000
UHS of Fuller, Inc.	UHSL, L.L.C.	2	200
UHS of Georgia Holdings, Inc.	Borrower	1	1000
UHS of Georgia, Inc.	Borrower	1	1000
UHS of Greenville, LLC	Borrower	N/A	—
UHS of Hampton Learning Center, Inc.	UHS of Delaware, Inc.	1	200
UHS of Hampton, Inc.	UHS of Delaware, Inc.	1	200
UHS of Hartgrove, Inc.	UHS of Delaware, Inc.	1	200

UHS of Indiana, Inc.	Borrower	1	200
UHS of Kootenai River, Inc.	Borrower	1	1000
UHS of Lakeside, LLC	Borrower	N/A	—
UHS of Lakewood Ranch, Inc.	Borrower	1	1000
UHS of Laurel Heights, L.P.	UHS of Georgia Holdings, Inc. [99%] UHS of Georgia, Inc. [1%]	N/A	—
UHS of New Orleans, LLC	UHS of Delaware, Inc.	N/A	—
UHS of No. Nevada, LLC	Borrower	N/A	—
UHS of Odessa, Inc.	Borrower	2	200
UHS of Oklahoma Receivables, L.L.C	UHS of Oklahoma, Inc.	N/A	—
UHS of Oklahoma, Inc.	UHS of Delaware, Inc.	1	1000
UHS of Parkwood, Inc.	Borrower	1	1000
UHS of Peachford, L.P.	UHS of Georgia Holdings, Inc. [99%] UHS of Georgia, Inc. [1%]	N/A	—
UHS of Pennsylvania, Inc.	Borrower	1	200
UHS of Provo Canyon, Inc.	Borrower	1	1000
UHS of Puerto Rico, Inc.	UHS of Delaware, Inc.	1	200
UHS of Ridge, LLC	UHS of Doylestown, L.L.C.	N/A	—
UHS of River Parishes, Inc.	UHS of Delaware, Inc.	1	1000
UHS of Rockford, LLC	UHS of Ridge, LLC	N/A	—
UHS of Salt Lake City, L.L.C	UHS of Provo Canyon, Inc.	N/A	—
UHS of Savannah, L.L.C.	UHS of Georgia Holdings, Inc.	N/A	—
UHS of Spring Mountain, Inc.	Borrower	1	1000
UHS of Springwoods, L.L.C.	UHS of New Orleans, Inc.	N/A	—
UHS of SummitRidge, L.L.C.	UHS of Georgia Holdings, Inc. [99%] UHS of Georgia, Inc. [1%]	N/A	—
UHS of Sutton, Inc.	Borrower	1	1000
UHS of TRC, Inc.	Borrower	1	1000
UHS of Talbot, L.P.	UHS of Georgia Holdings, Inc. [99%] UHS of Georgia, Inc. [1%]	N/A	—
UHS of Texoma, Inc.	Borrower	1	1000
UHS of Timberlawn, Inc.	Borrower	1	200
UHS of Timpanogos, Inc.	Borrower	1	1000
UHS of Waltham, Inc.	Borrower	1; 2	200; 500
UHS of Washington, Inc.	Borrower	1	1000
UHS of Westwood Pembroke, Inc.	UHSD, L.L.C.	2	1000
UHS of Wyoming, Inc.	Borrower	1	1000
UHS-Corona Receivables, L.L.C	UHS-Corona, Inc.	N/A	—
UHS-Corona, Inc.	Borrower	1	200
UHS-Lakeland Medical Center, L.L.C.	UHS of River Parishes, Inc.	N/A	—
UHSD, L.L.C	Borrower	N/A	—
UHSF, L.L.C	Borrower	N/A	—

UHSL, L.L.C	UHS of Delaware, Inc.	N/A	—
United Healthcare of Hardin, Inc.	Park Healthcare Company	1	1600
Universal Community Behavioral Health, Inc.	UHS of Pennsylvania, Inc.	1	200
Universal HMO, Inc.	Borrower	1	1000
Universal Health Network, Inc.	Borrower	1	200
Universal Health Recovery Centers, Inc.	Borrower	1	200
Universal Health Services of Cedar Hill, Inc.	Borrower	1	100
Universal Health Services of Palmdale, Inc.	Borrower	1	1000
Universal Health Services of Rancho Springs, Inc.	Borrower	1	1000
Universal Treatment Centers, Inc.	Borrower	1	200
University Behavioral Health of El Paso, LLC	Ascend Health Corporation	N/A	—
Valley Health System, LLC [SJV]	Valley Hospital Medical Center, Inc. [72.5%]	N/A	—
Valley Hospital Medical Center, Inc.	UHS Holding Company, Inc.	1	200
Ventures Healthcare of Gainesville, Inc.	Children’s Comprehensive Services, Inc.	1	1000
Victoria Regional Medical Center, Inc.	Borrower	1	1000
Vista Diagnostic Center, L.L.C.	Sparks Family Hospital, Inc.	N/A	—
Wellington Radiation Oncology Group, LLC	Wellington Regional Medical Center, Incorporated	N/A	—
Wellington Regional Diagnostic Center, L.L.C.	Wellington Regional Medical Center, Incorporated	N/A	—
Wellington Regional Medical Center, Incorporated	Borrower	1	1000
Wellington Regional Receivables, L.L.C	Wellington Regional Medical Center, Incorporated	N/A	—
Wellington Regional Urgent Care Center, L.L.C	Wellington Regional Medical Center, Incorporated	N/A	—
Wisconsin Avenue Psychiatric Center, Inc.	UHS of Delaware, Inc.	4	999.9

ABS LINCS DC, LLC	Alternative Behavioral Services, Inc.	N/A	—
ABS LINCS KY, Inc.	Alternative Behavioral Services, Inc.	3	1000
ABS LINCS NJ, Inc.	Alternative Behavioral Services, Inc.	1	1000
ABS LINCS PA, Inc.	Alternative Behavioral Services, Inc.	2	1000
ABS LINCS SC, Inc.	Alternative Behavioral Services, Inc.	4	5000

ABS LINCS TN, Inc.	Alternative Behavioral Services, Inc.	3	1000
ABS LINCS TX, Inc.	Alternative Behavioral Services, Inc.	2	1000
ABS LINCS VA, Inc.	Alternative Behavioral Services, Inc.	4	1500
ABS LINCS, LLC	Alternative Behavioral Services, Inc.	N/A	—
ABS-First Step, Inc.	Alternative Behavioral Services, Inc.	4	100
Alliance Crossings, LLC	Alliance Healthy Center, Inc.	N/A	—
Alliance Health Center, Inc.	Psychiatric Solutions Hospitals, LLC	51	100,588
Alternative Behavioral Services, Inc.	Psychiatric Solutions, Inc.	3	1000
Arrowhead Behavioral Health, LLC [SJV]	Toledo Holding Co., LLC [70%]	N/A	—
Atlantic Shores Hospital, LLC	Premier Behavioral Solutions, Inc.	N/A	—
Behavioral Educational Services, Inc.	Premier Behavioral Solutions, Inc.	3	1000
Behavioral Healthcare LLC	BHC Holdings, Inc.	N/A	—
Benchmark Behavioral Health System, Inc.	Premier Behavioral Solutions, Inc.	5	90
BHC Alhambra Hospital, Inc.	Behavioral Healthcare LLC	4	1000
BHC Belmont Pines Hospital, Inc.	Behavioral Healthcare LLC	4	1000
BHC Cedar Vista Hospital, Inc.	Behavioral Healthcare LLC	4	1000
BHC Fairfax Hospital, Inc.	Behavioral Healthcare LLC	3	1000
BHC Fort Lauderdale Hospital, Inc.	Behavioral Healthcare LLC	3	1000
BHC Fox Run Hospital, Inc.	Behavioral Healthcare LLC	4	1000
BHC Fremont Hospital, Inc.	Behavioral Healthcare LLC	4	1000
BHC Health Services of Nevada, Inc.	Behavioral Healthcare LLC	4	1000
BHC Heritage Oaks Hospital, Inc.	Behavioral Healthcare LLC	4	1000
BHC Holdings, Inc.	Psychiatric Solutions, Inc.	3	1000
BHC Intermountain Hospital, Inc.	Behavioral Healthcare LLC	4	1000
BHC Management Services of Louisiana, LLC	Behavioral Healthcare LLC	N/A	—
BHC Management Services of Streamwood, LLC	Behavioral Healthcare LLC	N/A	—
BHC Mesilla Valley Hospital, LLC	BHC Properties, LLC	N/A	—
BHC Montevista Hospital, Inc.	Behavioral Healthcare LLC	4	1000
BHC Northwest Psychiatric Hospital, LLC	BHC Properties, LLC	N/A	—
BHC of Indiana, General Partnership	Columbus Hospital Partners, LLC [19%] Lebanon Hospital Partners, LLC [13%]	N/A	—

	Northern Indiana Partners, LLC [5%] Valle Vista Hospital Partners, LLC [63%]		—
BHC Pinnacle Pointe Hospital, Inc.	Behavioral Healthcare LLC	4	1000
BHC Properties, LLC	Behavioral Healthcare LLC	N/A	—
BHC Sierra Vista Hospital, Inc.	Behavioral Healthcare LLC	4	1000
BHC Spirit of St. Louis Hospital, Inc.	Behavioral Healthcare LLC	4	1000
BHC Streamwood Hospital, Inc.	Behavioral Healthcare LLC	4	1000
Bloomington Meadows, General Partnership	BHC of Indiana, General Partnership [99%] Indiana Psychiatric Institutes, LLC [1%]	N/A	—
Brentwood Acquisition, Inc.	Psychiatric Solutions Hospitals, LLC	2	1000
Brentwood Acquisition-Shreveport, Inc.	Psychiatric Solutions Hospitals, LLC	3	1000
Brynn Marr Hospital, Inc.	Premier Behavioral Solutions, Inc.	8	2
By the Sea Physician Practice, LLC	Horizon Health Hospital Services, LLC	N/A	—
Calvary Center, Inc.	Psychiatric Solutions Hospitals, LLC	2	1000
Canyon Ridge Hospital, Inc.	Psychiatric Solutions Hospitals, LLC	2	1000
Canyon Ridge Real Estate, LLC	Canyon Ridge Hospital, Inc.	N/A	—
Cedar Springs Hospital Real Estate, Inc.	Psychiatric Solutions Hospitals, LLC	2	1000
Cedar Springs Hospital, Inc.	Psychiatric Solutions Hospitals, LLC	2	1000
Centennial Peaks Hospital, L.L.C.	Psychiatric Solutions Hospitals, LLC	N/A	—
Children’s Hospital of Vicksburg, L.L.C.	Brentwood Acquisition, Inc.	N/A	—
Children’s Treatment Solutions, LLC	Psychiatric Solutions Hospitals, LLC	N/A	—
Collaborative Care LLC	Psychiatric Solutions Hospitals, LLC	N/A	—
Columbus Hospital Partners, LLC	Behavioral Healthcare LLC	N/A	—
Columbus Hospital, LLC	BHC of Indiana, General Partnership	N/A	—
Crawford First Education, Inc.	Alternative Behavioral Services, Inc.	3	100
Cumberland Hospital Partners, LLC	BHC Properties, LLC	N/A	—
Cumberland Hospital, LLC	BHC Properties, LLC[40%] Cumberland Hospital Partners, LLC [60%]	N/A	—
Cypress Creek Real Estate, L.P.	Texas Hospital Holdings, Inc. [99% LP]	N/A	—
Delaware Investment Associates, LLC	HHC Delaware, Inc.	N/A	—

Diamond Grove Center, LLC	Psychiatric Solutions Hospitals, LLC	N/A	—
Emerald Coast Behavioral Hospital, LLC	Premier Behavioral Solutions, Inc.	N/A	—
FHCHS of Puerto Rico, Inc.	Alternative Behavioral Services, Inc.	4	15
First Hospital Corporation of Nashville	Alternative Behavioral Services, Inc.	2	1000
First Hospital Corporation of Virginia Beach	Alternative Behavioral Services, Inc.	3	100
First Hospital Panamericano, Inc.	Alternative Behavioral Services, Inc.	4	100
Fort Lauderdale Hospital, Inc.	Premier Behavioral Solutions, Inc.	1	1000
Friends Behavioral Health System, L.P. [SJV]	HHC Pennsylvania, LLC [79.92%]	N/A	—
Friends GP, LLC [SJV]	HHC Pennsylvania, LLC [80%]	4	80%
Great Plains Hospital, Inc.	Premier Behavioral Solutions, Inc.	7	100
Gulf Coast Treatment Center, Inc.	Premier Behavioral Solutions of Florida, Inc.	8	9
H. C. Corporation	Premier Behavioral Solutions, Inc.	5	1000
H. C. Partnership	H.C. Corporation [GP] HAS Hill Crest Corporation [GP]	N/A	—
Harbor Point Behavioral Health Center, Inc.	Alternative Behavioral Services, Inc.	4	100
Havenwyck Hospital Inc.	Michigan Psychiatric Services, Inc.	9	1000
HHC Augusta, Inc.	Horizon Health Hospital Services, LLC	2	1000
HHC Berkeley, Inc.	Horizon Health Hospital Services, LLC	2	1000
HHC Conway Investment, Inc.	Horizon Health Hospital Services, LLC	2	1000
HHC Cooper City, Inc.	Horizon Health Hospital Services, LLC	2	1000
HHC Delaware, Inc.	Horizon Health Hospital Services, LLC	2	1000
HHC Indiana, Inc.	Horizon Health Hospital Services, LLC	3	1000
HHC Kingwood Investment, LLC	Horizon Health Hospital Services, LLC	N/A	—
HHC Oconee, Inc.	Horizon Health Hospital Services, LLC	2	1000
HHC Ohio, Inc.	Horizon Health Hospital Services, LLC	3	1000
HHC Pennsylvania, LLC	Horizon Health Hospital Services, LLC	N/A	—
HHC Poplar Springs, Inc.	Horizon Health Hospital Services, LLC	3	1000
HHC River Park, Inc.	Horizon Health Hospital Services, LLC	3	1000
HHC Services, LLC	Horizon Health Corporation	N/A	—
HHC South Carolina, Inc.	Horizon Health Hospital Services, LLC	2	1000
HHC St. Simons, Inc.	Horizon Health Hospital Services, LLC	2	1000
HHMC Partners, Inc.	Horizon Mental Health Management, LLC	3	1000
Hickory Trail Hospital, L.P.	Texas Hospital Holdings, Inc. [99% LP]	N/A	—
High Plains Behavioral Health, L.P.	Texas Hospital Holdings, Inc. [99% LP]	N/A	—
HMHM of Tennessee, LLC	Horizon Mental Health Management, LLC	N/A	—

Holly Hill Hospital, LLC	Behavioral Healthcare LLC	N/A	—
Holly Hill Real Estate, LLC	Holly Hill Hospital, LLC	N/A	—
Horizon Health Austin, Inc.	Horizon Health Hospital Services, LLC	3	1000
Horizon Health Corporation	Psychiatric Solutions, Inc.	1A	1
Horizon Health Hospital Services, LLC	Horizon Health Corporation	N/A	—
Horizon Health Physical Rehabilitation Services, LLC	Horizon Health Corporation	N/A	—
Horizon Mental Health Management, LLC	Horizon Health Corporation	N/A	—
HSA Hill Crest Corporation	Premier Behavioral Solutions, Inc.	6	1000
HSA of Oklahoma, Inc.	Premier Behavioral Solutions, Inc.	4	500
Hughes Center, LLC	Alternative Behavioral Services, Inc.	N/A	—
Indiana Psychiatric Institutes, LLC	Behavioral Healthcare LLC	N/A	—
InfoScriber Corporation	Psychiatric Solutions Hospitals, LLC	6	10000000
Integrated Healthcare Systems Corp.	Behavioral Healthcare LLC	6	6500
Kids Behavioral Health of Utah, Inc.	Horizon Health Hospital Services, LLC	4	1000
Kingwood Pines Hospital, LLC	Horizon Health Hospital Services, LLC	N/A	—
KMI Acquisition, LLC	Psychiatric Solutions Hospitals, LLC	N/A	—
Kolburne School, LLC	Psychiatric Solutions Hospitals, LLC	N/A	—
Lakeland Behavioral, LLC	Ramsay Managed Care, LLC	N/A	—
Laurel Oaks Behavioral Health Center, Inc.	Premier Behavioral Solutions, Inc.	5	1000
Lebanon Hospital Partners, LLC	Behavioral Healthcare LLC	N/A	—
Liberty Point Behavioral Healthcare LLC	Psychiatric Solutions Hospitals, LLC	N/A	—
Mental Health Outcomes, LLC	Horizon Mental Health Management, LLC	N/A	—
Mesilla Valley Hospital, Inc.	Behavioral Healthcare LLC	18	37397.3
Mesilla Valley Mental Health Associates, Inc.	Behavioral Healthcare LLC	25	10875
Michigan Psychiatric Services, Inc.	Premier Behavioral Solutions, Inc.	45	1000
Millwood Hospital, L.P.	Texas Hospital Holdings, Inc. [99% LP]	N/A	—
Mission Vista Behavioral Health Services, Inc.	Premier Behavioral Solutions, Inc.	4	1000
Nashville Rehab, LLC	Psychiatric Solutions Hospitals, LLC	N/A	—
Neuro Institute of Austin, L.P.	Texas Hospital Holdings, Inc. [99% LP]	N/A	—
North Spring Behavioral Healthcare, Inc.	Psychiatric Solutions of Virginia, Inc.	3	1000
Northern Indiana Partners, LLC	Behavioral Healthcare LLC	N/A	—

Ocala Behavioral Health, LLC	Premier Behavioral Solutions, Inc.	N/A	—
Palmetto Behavioral Health Holdings, LLC	Premier Behavioral Solutions, Inc.	N/A	—
Palmetto Behavioral Health Solutions, LLC	Palmetto Behavioral Health System, LLC	N/A	—
Palmetto Behavioral Health System, L.L.C.	Palmetto Behavioral Health Holdings, LLC	N/A	—
Palmetto Lowcountry Behavioral Health, L.L.C.	Palmetto Behavioral Health System, LLC	N/A	—
Palmetto Pee Dee Behavioral Health, L.L.C.	Palmetto Behavioral Health System, LLC	N/A	—
Peak Behavioral Health Services, LLC	Psychiatric Solutions Hospitals, LLC	N/A	—
Premier Behavioral Solutions of Florida, Inc.	Premier Behavioral Solutions, Inc.	4	1000
Premier Behavioral Solutions, Inc.	Psychiatric Solutions, Inc.	2	1000
Pride Institute, Inc.	Psychiatric Solutions Hospitals, LLC	2	1000
PSI Surety, Inc.	Borrower	3	1000
PSJ Acquisition, LLC	Psychiatric Solutions Hospitals, LLC	N/A	—
Psychiatric Management Resources, Inc.	Psychiatric Solutions Hospitals, LLC	20	100000
Psychiatric Solutions, Inc.	Borrower	1	1000
Psychiatric Solutions Hospitals, LLC	Psychiatric Solutions, Inc.	N/A	—
Psychiatric Solutions of Virginia, Inc.	Psychiatric Solutions Hospitals, LLC	3	1000
PsychManagement Group, Inc.	Horizon Mental Health Management, LLC	5	1000
Ramsay Managed Care, LLC	Premier Behavioral Solutions, Inc.	N/A	—
Ramsay Youth Services of Georgia, Inc.	Premier Behavioral Solutions, Inc.	3	100
Ramsay Youth Services Puerto Rico, Inc.	Premier Behavioral Solutions, Inc.	4	35
Red Rock Solutions, LLC	Psychiatric Solutions Hospitals, LLC	N/A	—
Riveredge Hospital Holdings, Inc.	Psychiatric Solutions Hospitals, LLC	17	1000
Riveredge Hospital, Inc.	Riveredge Hospital Holdings, Inc.	3	1000
Riveredge Real Estate, Inc.	Riveredge Hospital Holdings, Inc.	2	1000
Rockford Acquisition Sub, Inc.	Psychiatric Solutions Hospitals, LLC	2	1000
Rolling Hills Hospital, LLC	Psychiatric Solutions Hospitals, LLC	N/A	—
Samson Properties, LLC	Premier Behavioral Solutions, Inc.	N/A	—
Schick Shadel of Florida, LLC	Horizon Health Hospital Services, LLC	N/A	—
Servicios Conductuales del Caribe, Inc.	First Hospital Panamericano, Inc.	3	1000

Shadow Mountain Behavioral Health System, LLC	Psychiatric Solutions Hospitals, LLC	N/A	—
SHC-KPH, LP	Kingwood Pines Hospital, LLC [99.9% LP]	N/A	—
Somerset, Incorporated	Psychiatric Solutions Hospitals, LLC	2	300
SP Behavioral, LLC	Ramsay Managed Care, LLC	N/A	—
Springfield Hospital, Inc.	Psychiatric Solutions Hospitals, LLC	1	1000
Summit Oaks Hospital, Inc.	Psychiatric Solutions Hospitals, LLC	2	1000
Sunstone Behavioral Health, LLC	Horizon Health Corporation	N/A	—
TBD Acquisition, LLC	Psychiatric Solutions Hospitals, LLC	N/A	—
TBJ Behavioral Center, LLC	Premier Behavioral Solutions, Inc.	N/A	—
Texas Cypress Creek Hospital, L.P.	Texas Hospital Holdings, Inc. [99% LP]	N/A	—
Texas Hospital Holdings, Inc.	Psychiatric Solutions Hospitals, LLC	2	1000
Texas Hospital Holdings, LLC	Texas Hospital Holdings, Inc.	N/A	—
Texas Laurel Ridge Hospital, L.P.	Texas Hospital Holdings, Inc. [99% LP]	N/A	—
Texas Oaks Psychiatric Hospital, L.P.	Texas Hospital Holdings, Inc. [99% LP]	N/A	—
Texas San Marcos Treatment Center, L.P.	Texas Hospital Holdings, Inc. [99% LP]	N/A	—
Texas West Oaks Hospital, L.P.	Texas Hospital Holdings, Inc. [99% LP]	N/A	—
The Counseling Center of Middle Tennessee, Inc.	Psychiatric Solutions Hospitals, LLC	6	100
The National Deaf Academy, LLC	Zeus Endeavors, LLC	N/A	—
The Pines Residential Treatment Center, Inc.	Alternative Behavioral Services, Inc.	3	100
Therapeutic School Services, L.L.C.	Psychiatric Solutions Hospitals, LLC	N/A	—
Three Rivers Behavioral Health, LLC	Three Rivers Healthcare Group, LLC	N/A	—
Three Rivers Healthcare Group, LLC	Premier Behavioral Solutions, Inc.	N/A	—
Three Rivers Residential Treatment/Midlands Campus, Inc.	Alternative Behavioral Services, Inc.	4	1000
Three Rivers SPE Holding, LLC	Premier Behavioral Solutions, Inc.	N/A	—
Three Rivers SPE Manager, Inc.	Premier Behavioral Solutions, Inc.	5	100
Toledo Holding Co., LLC	Horizon Health Hospital Services, LLC	N/A	—
Transitional Care Ventures, Inc.	Premier Behavioral Solutions, Inc.	6	100
Tucson Health Systems, Inc.	Psychiatric Solutions Hospitals, LLC	2	1000
University Behavioral, LLC	Ramsay Managed Care, LLC	N/A	—
Valle Vista Hospital Partners, LLC	Behavioral Healthcare LLC	N/A	—

Valle Vista, LLC	BHC of Indiana, General Partnership	N/A	—
Virgin Islands Behavioral Services, Inc.	Alternative Behavioral Services, Inc.	4	1000
Wekiva Springs Center, LLC	Premier Behavioral Solutions, Inc.	N/A	—
Wellstone Holdings, Inc.	Behavioral Healthcare LLC	1	1000
Wellstone Regional Hospital Acquisition, LLC	Behavioral Healthcare LLC [99%]	N/A	—
West Oaks Real Estate, L.P.	Texas Hospital Holdings, Inc. [99% LP]	N/A	—
Willow Springs, LLC	BHC Health Services of Nevada, Inc.	N/A	—
Windmoor Healthcare Inc.	Premier Behavioral Solutions, Inc.	3	510
Windmoor Healthcare of Pinellas Park, Inc.	Windmoor Healthcare Inc.	2	1000
Zeus Endeavors, LLC	Premier Behavioral Solutions, Inc.	N/A	—

Pledged Notes:

1.	Subordinated Note dated August 31, 2010, issued by Aiken Regional Receivables, L.L.C. to Aiken Regional Medical Centers, Inc.;

2.	Subordinated Note dated August 31, 2010, issued by Fort Duncan Medical Receivables, L.L.C. to Fort Duncan Medical Center, L.P.;

3.	Subordinated Note dated August 31, 2010, issued by Lancaster Hospital Receivables, L.L.C. to Lancaster Hospital Corporation;

4.	Subordinated Note dated August 31, 2010, issued by Manatee Memorial Receivables, L.L.C. to Manatee Memorial Hospital, L.P.;

5.	Subordinated Note dated August 31, 2010, issued by McAllen Hospitals Receivables, L.L.C. to McAllen Hospitals, L.P;

6.	Subordinated Note dated August 31, 2010, issued by Northwest Texas Healthcare Receivables, L.L.C. to Northwest Texas Healthcare System, Inc.;

7.	Subordinated Note dated August 31, 2010, issued by Sparks Family Hospital Receivables, L.L.C. to Sparks Family Hospital, Inc.;

8.	Subordinated Note dated October 27, 2010, issued by Texoma Healthcare System Receivables, L.L.C. to UHS of Texoma, Inc.;

9.	Subordinated Note dated August 31, 2010, issued by UHS of Oklahoma Receivables, L.L.C. to UHS of Oklahoma, Inc.;

10.	Subordinated Note dated August 31, 2010, issued by UHS-Corona Receivables, L.L.C. to UHS-Corona, Inc.;

11.	Subordinated Note dated August 31, 2010, issued by Rancho Springs Receivables, L.L.C. to Universal Health Services of Rancho Springs, Inc.;

12.	Subordinated Note dated August 31, 2010, issued by Wellington Regional Receivables, L.L.C. to Wellington Regional Medical Center, Incorporated; and

13.	Subordinated Note dated October 25, 2013, issued by Temecula Valley Hospital Receivables, L.L.C. to Temecula Valley Hospital, Inc.

The aggregate principal amount of each such Note at any time shall be equal to the difference between (a) the sum of the aggregate principal amount of such Note on the date of the issuance hereof and each addition to such principal amount pursuant to the terms of Section 1.3 of the applicable Receivable Sale Agreement minus (b) the aggregate amount of all payments made in respect of the principal amount of such Note.

Schedule 3

FILINGS AND OTHER ACTIONS

REQUIRED TO PERFECT SECURITY INTERESTS

Uniform Commercial Code Filings

	Grantor	Applicable Filing Office In:
1.	Aiken Regional Medical Centers, LLC	South Carolina
2.	Ascend Health Corporation	Delaware
3.	Associated Child Care Educational Services Inc.	California
4.	Behavioral Health Management, LLC	Delaware
5.	Behavioral Health Realty, LLC	Delaware
6.	CAT Realty, LLC	Delaware
7.	CAT Seattle, LLC	Delaware
8.	CCS/Lansing, Inc.	Michigan
9.	Children’s Comprehensive Services, Inc.	Tennessee
10.	Del Amo Hospital, Inc.	California
11.	Fort Duncan Medical Center, L.P.	Delaware
12.	Frontline Behavioral Health, Inc.	Delaware
13.	Frontline Hospital, LLC	Delaware
14.	Frontline Residential Treatment Center, LLC	Delaware
15.	Garfield Park Hospital, LLC	Illinois
16.	Independence Physician Management, LLC	Delaware
17.	KEYS Group Holdings LLC	Delaware
18.	Keystone/CCS Partners LLC	Delaware
19.	Keystone Continuum, LLC	Tennessee
20.	Keystone Education and Youth Services, LLC	Tennessee
21.	Keystone Marion, LLC	Virginia
22.	Keystone Memphis, LLC	Tennessee
23.	Keystone Newport News, LLC	Virginia
24.	Keystone NPS LLC	California
25.	Keystone Richland Center LLC	Ohio
26.	Keystone WSNC, L.L.C.	North Carolina
27.	La Amistad Residential Treatment Center, LLC	Florida
28.	Lancaster Hospital Corporation	California
29.	Manatee Memorial Hospital, L.P.	Delaware
30.	McAllen Hospitals, L.P.	Delaware
31.	McAllen Medical Center, Inc.	Delaware

32.	Merion Building Management, Inc.	Delaware
33.	Merridell Achievement Center, Inc.	Texas
34.	Northwest Texas Healthcare System, Inc.	Texas
35.	Oak Plains Academy of Tennessee, Inc.	Tennessee
36.	Park Healthcare Company	Tennessee
37.	Pendleton Methodist Hospital, L.L.C.	Delaware
38.	Pennsylvania Clinical Schools, Inc.	Pennsylvania
39.	Psychiatric Realty, LLC	Delaware
40.	River Oaks, Inc.	Louisiana
41.	Salt Lake Behavioral Health, LLC	Delaware
42.	Salt Lake Psychiatric Realty, LLC	Delaware
43.	Southeastern Hospital Corporation	Tennessee
44.	Sparks Family Hospital, Inc.	Nevada
45.	Stonington Behavioral Health, Inc.	Delaware
46.	Temecula Valley Hospital, Inc.ß	California
47.	Tennessee Clinical Schools, LLC	Tennessee
48.	Texas Oaks Psychiatric Hospital, L.P.	Texas
49.	The Arbour, Inc.	Massachusetts
50.	The Bridgeway, Inc.	Arkansas
51.	Turning Point Care Center, LLC	Georgia
52.	Two Rivers Psychiatric Hospital, Inc.	Delaware
53.	UBH of Phoenix, LLC	Delaware
54.	UBH of Phoenix Realty, LLC	Delaware
55.	UHS Children Services, Inc.	Delaware
56.	UHS Holding Company, Inc.	Nevada
57.	UHS Kentucky Holdings, L.L.C.	Delaware
58.	UHS of Anchor, L.P.	Delaware
59.	UHS of Benton, Inc.	Delaware
60.	UHS of Bowling Green, LLC	Delaware
61.	UHS of Centennial Peaks, L.L.C.	Delaware
62.	UHS of Cornerstone, Inc.	Delaware
63.	UHS of Cornerstone Holdings, Inc.	Delaware
64.	UHS of D.C., Inc.	Delaware
65.	UHS of Delaware, Inc.	Delaware
66.	UHS of Denver, Inc.	Delaware
67.	UHS of Dover, L.L.C.	Delaware
68.	UHS of Doylestown, L.L.C.	Delaware
69.	UHS of Fairmount, Inc.	Delaware
70.	UHS of Fuller, Inc.	Massachusetts
71.	UHS of Georgia, Inc.	Delaware
72.	UHS of Georgia Holdings, Inc.	Delaware
73.	UHS of Greenville, LLC	Delaware
74.	UHS of Hampton, Inc.	New Jersey
75.	UHS of Hartgrove, Inc.	Illinois

76.	UHS of Lakeside, LLC	Delaware
77.	UHS of Laurel Heights, L.P.	Delaware
78.	UHS of New Orleans, LLC	Louisiana
79.	UHS of Oklahoma, Inc.	Oklahoma
80.	UHS of Parkwood, Inc.	Delaware
81.	UHS of Peachford, L.P.	Delaware
82.	UHS of Pennsylvania, Inc.	Pennsylvania
83.	UHS of Provo Canyon, Inc.	Delaware
84.	UHS of Puerto Rico, Inc.	Delaware
85.	UHS of Ridge, LLC	Kentucky
86.	UHS of River Parishes, Inc.	Louisiana
87.	UHS of Rockford, LLC	Delaware
88.	UHS of Salt Lake City, L.L.C	Delaware
89.	UHS of Savannah, L.L.C.	Delaware
90.	UHS of Spring Mountain, Inc.	Delaware
91.	UHS of Springwoods, L.L.C.	Delaware
92.	UHS of SummitRidge, L.L.C.	Delaware
93.	UHS of Texoma, Inc.	Delaware
94.	UHS of Timberlawn, Inc.	Texas
95.	UHS of Timpanogos, Inc.	Delaware
96.	UHS of Westwood Pembroke, Inc.	Massachusetts
97.	UHS of Wyoming, Inc.	Delaware
98.	UHS Oklahoma City LLC	Oklahoma
99.	UHS Sahara, Inc.	Delaware
100.	UHS-Corona, Inc.	Delaware
101.	UHSL, L.L.C.	Nevada
102.	UHSD, L.L.C.	Nevada
103.	United HealthCare of Hardin, Inc.	Tennessee
104.	Universal Health Services, Inc.	Delaware
105.	Universal Health Services of Palmdale, Inc.	Delaware
106.	Universal Health Services of Rancho Springs, Inc.	California
107.	University Behavioral Health of El Paso	Delaware
108.	Valley Hospital Medical Center, Inc.	Nevada
109.	Wellington Regional Medical Center, Incorporated	Florida

	Grantor	Applicable Filing Office In
110.	Alliance Health Center, Inc.	Mississippi
111.	Atlantic Shores Hospital, LLC	Delaware
112.	Alternative Behavioral Services, Inc.	Virginia
113.	Behavioral Healthcare LLC	Delaware
114.	Benchmark Behavioral Health System, Inc.	Utah
115.	BHC Alhambra Hospital, Inc.	Tennessee
116.	BHC Belmont Pines Hospital, Inc.	Tennessee
117.	BHC Fairfax Hospital, Inc.	Tennessee

118.	BHC Fox Run Hospital, Inc.	Tennessee
119.	BHC Fremont Hospital, Inc.	Tennessee
120.	BHC Health Services of Nevada, Inc.	Nevada
121.	BHC Heritage Oaks Hospital, Inc.	Tennessee
122.	BHC Holdings, Inc.	Delaware
123.	BHC Intermountain Hospital, Inc.	Tennessee
124.	BHC of Indiana, General Partnership	Tennessee & Pennsylvania
125.	BHC Mesilla Valley Hospital, LLC	Delaware
126.	BHC Montevista Hospital, Inc.	Nevada
127.	BHC Northwest Psychiatric Hospital, LLC	Delaware
128.	BHC Pinnacle Pointe Hospital, Inc.	Tennessee
129.	BHC Properties, LLC	Tennessee
130.	BHC Sierra Vista Hospital, Inc.	Tennessee
131.	BHC Streamwood Hospital, Inc.	Tennessee
132.	Brentwood Acquisition, Inc.	Tennessee
133.	Brentwood Acquisition-Shreveport, Inc.	Delaware
134.	Brynn Marr Hospital, Inc.	North Carolina
135.	Canyon Ridge Hospital, Inc.	California
136.	Cedar Springs Hospital, Inc.	Delaware
137.	Columbus Hospital Partners, LLC	Tennessee
138.	Cumberland Hospital, LLC	Virginia
139.	Cumberland Hospital Partners, LLC	Delaware
140.	Emerald Coast Behavioral Hospital, LLC	Delaware
141.	First Hospital Corporation of Virginia Beach	Virginia
142.	First Hospital Panamericano, Inc.	Puerto Rico
143.	Great Plains Hospital, Inc.	Missouri
144.	H.C. Corporation	Alabama
145.	H.C. Partnership	Alabama & Pennsylvania
146.	Harbor Point Behavioral Health Center, Inc.	Virginia
147.	Havenwyck Hospital Inc.	Michigan
148.	HHC Augusta, Inc.	Georgia
149.	HHC Conway Investment, Inc.	South Carolina
150.	HHC Delaware, Inc.	Delaware
151.	HHC Pennsylvania, LLC	Delaware
152.	HHC Poplar Springs, Inc.	Virginia
153.	HHC River Park, Inc.	West Virginia
154.	HHC St. Simons, Inc.	Georgia
155.	Hickory Trail Hospital, L.P.	Delaware
156.	Holly Hill Hospital, LLC	Tennessee
157.	Horizon Health Corporation	Delaware
158.	Horizon Health Hospital Services, LLC	Delaware
159.	Horizon Mental Health Management, LLC	Texas
160.	HSA Hill Crest Corporation	Alabama
161.	Kids Behavioral Health of Utah, Inc.	Utah

162.	Kingwood Pines Hospital, LLC	Texas
163.	KMI Acquisition, LLC	Delaware
164.	Laurel Oaks Behavioral Health Center, Inc.	Delaware
165.	Lebanon Hospital Partners, LLC	Tennessee
166.	Michigan Psychiatric Services, Inc.	Michigan
167.	Neuro Institute of Austin, L.P.	Texas
168.	North Spring Behavioral Healthcare, Inc.	Tennessee
169.	Northern Indiana Partners, LLC	Tennessee
170.	Ocala Behavioral Health, LLC	Delaware
171.	Palmetto Behavioral Health Holdings, LLC	Delaware
172.	Palmetto Behavioral Health System, L.L.C.	South Carolina
173.	Palmetto Lowcountry Behavioral Health, LLC	South Carolina
174.	Premier Behavioral Solutions, Inc.	Delaware
175.	Premier Behavioral Solutions of Florida, Inc.	Delaware
176.	PSI Surety, Inc.	South Carolina
177.	PSJ Acquisition, LLC	North Dakota
178.	Psychiatric Solutions, Inc.	Delaware
179.	Psychiatric Solutions Hospitals, LLC	Delaware
180.	Psychiatric Solutions of Virginia, Inc.	Tennessee
181.	Ramsay Managed Care, LLC	Delaware
182.	Ramsay Youth Services of Georgia, Inc.	Delaware
183.	Riveredge Hospital Holdings, Inc.	Delaware
184.	Rolling Hills Hospital, LLC	Tennessee
185.	Samson Properties, LLC	Florida
186.	Schick Shadel of Florida, LLC	Florida
187.	Shadow Mountain Behavioral Health System, LLC	Delaware
188.	SHC-KPH, LP	Texas
189.	SP Behavioral, LLC	Florida
190.	Springfield Hospital, Inc.	Delaware
191.	Summit Oaks Hospital, Inc.	New Jersey
192.	Sunstone Behavioral Health, LLC	Tennessee
193.	TBD Acquisition, LLC	Delaware
194.	TBJ Behavioral Center, LLC	Delaware
195.	Texas Cypress Creek Hospital, L.P.	Texas
196.	Texas Hospital Holdings, Inc.	Delaware
197.	Texas Laurel Ridge Hospital, L.P.	Texas
198.	Texas San Marcos Treatment Center, L.P.	Texas
199.	Texas West Oaks Hospital, L.P.	Texas
200.	The National Deaf Academy, LLC	Florida
201.	Three Rivers Behavioral Health, LLC	South Carolina
202.	Three Rivers Healthcare Group, LLC	South Carolina
203.	Toledo Holding Co., LLC	Delaware
204.	University Behavioral, LLC	Florida
205.	Valle Vista, LLC	Delaware

206.	Valle Vista Hospital Partners, LLC	Tennessee
207.	Wekiva Springs Center, LLC	Delaware
208.	Wellstone Regional Hospital Acquisition, LLC	Indiana
209.	Willow Springs, LLC	Delaware
210.	Windmoor Healthcare Inc.	Florida
211.	Windmoor Healthcare of Pinellas Park, Inc.	Delaware
212.	Wisconsin Avenue Psychiatric Center, Inc.	Delaware
213.	Zeus Endeavors, LLC	Florida

OTHER ACTIONS

Copyright and Trademark Filings

Filings in the United States Copyright Office with respect to the United States copyright registrations and applications on Schedule 6

Filings in the United States Patent and Trademark Office with respect to the united States trademarks applications and registrations on Schedule 6

Actions with respect to Pledge Stock

Any certificates representing the pledged stock is to be held by Collateral Agent

Schedule 4

LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE*

	Grantor	Jurisdiction of Organization:
1.	Aiken Regional Medical Centers, LLC	South Carolina
2.	Ascend Health Corporation	Delaware
3.	Associated Child Care Educational Services Inc.	California
4.	Behavioral Health Management, LLC	Delaware
5.	Behavioral Health Realty, LLC	Delaware
6.	CAT Realty, LLC	Delaware
7.	CAT Seattle, LLC	Delaware
8.	CCS/Lansing, Inc.	Michigan
9.	Children’s Comprehensive Services, Inc.	Tennessee
10.	Del Amo Hospital, Inc.	California
11.	Fort Duncan Medical Center, L.P.	Delaware
12.	Frontline Behavioral Health, Inc.	Delaware
13.	Frontline Hospital, LLC	Delaware
14.	Frontline Residential Treatment Center, LLC	Delaware
15.	Garfield Park Hospital, LLC	Illinois
16.	Independence Physician Management, LLC	Delaware
17.	KEYS Group Holdings LLC	Delaware
18.	Keystone/CCS Partners LLC	Delaware
19.	Keystone Continuum, LLC	Tennessee
20.	Keystone Education and Youth Services, LLC	Tennessee
21.	Keystone Marion, LLC	Virginia
22.	Keystone Memphis, LLC	Tennessee
23.	Keystone Newport News, LLC	Virginia
24.	Keystone NPS LLC	California
25.	Keystone Richland Center LLC	Ohio
26.	Keystone WSNC, L.L.C.	North Carolina
27.	La Amistad Residential Treatment Center, LLC	Florida
28.	Lancaster Hospital Corporation	California
29.	Manatee Memorial Hospital, L.P.	Delaware
30.	McAllen Hospitals, L.P.	Delaware
31.	McAllen Medical Center, Inc.	Delaware
32.	Merion Building Management, Inc.	Delaware
33.	Merridell Achievement Center, Inc.	Texas
34.	Northwest Texas Healthcare System, Inc.	Texas
35.	Oak Plains Academy of Tennessee, Inc.	Tennessee
36.	Park Healthcare Company	Tennessee

*	Chief Executive Office for Grantor is located at 367 S. Gulph Road, King of Prussia, PA 19406

37.	Pendleton Methodist Hospital, L.L.C.	Delaware
38.	Pennsylvania Clinical Schools, Inc.	Pennsylvania
39.	Psychiatric Realty, LLC	Delaware
40.	River Oaks, Inc.	Louisiana
41.	Salt Lake Behavioral Health, LLC	Delaware
42.	Salt Lake Psychiatric Realty, LLC	Delaware
43.	Southeastern Hospital Corporation	Tennessee
44.	Sparks Family Hospital, Inc.	Nevada
45.	Stonington Behavioral Health, Inc.	Delaware
46.	Temecula Valley Hospital, Inc.ß	California
47.	Tennessee Clinical Schools, LLC	Tennessee
48.	Texas Oaks Psychiatric Hospital, L.P.	Texas
49.	The Arbour, Inc.	Massachusetts
50.	The Bridgeway, Inc.	Arkansas
51.	Turning Point Care Center, LLC	Georgia
52.	Two Rivers Psychiatric Hospital, Inc.	Delaware
53.	UBH of Phoenix, LLC	Delaware
54.	UBH of Phoenix Realty, LLC	Delaware
55.	UHS Children Services, Inc.	Delaware
56.	UHS Holding Company, Inc.	Nevada
57.	UHS Kentucky Holdings, L.L.C.	Delaware
58.	UHS of Anchor, L.P.	Delaware
59.	UHS of Benton, Inc.	Delaware
60.	UHS of Bowling Green, LLC	Delaware
61.	UHS of Centennial Peaks, L.L.C.	Delaware
62.	UHS of Cornerstone, Inc.	Delaware
63.	UHS of Cornerstone Holdings, Inc.	Delaware
64.	UHS of D.C., Inc.	Delaware
65.	UHS of Delaware, Inc.	Delaware
66.	UHS of Denver, Inc.	Delaware
67.	UHS of Dover, L.L.C.	Delaware
68.	UHS of Doylestown, L.L.C.	Delaware
69.	UHS of Fairmount, Inc.	Delaware
70.	UHS of Fuller, Inc.	Massachusetts
71.	UHS of Georgia, Inc.	Delaware
72.	UHS of Georgia Holdings, Inc.	Delaware
73.	UHS of Greenville, LLC	Delaware
74.	UHS of Hampton, Inc.	New Jersey
75.	UHS of Hartgrove, Inc.	Illinois
76.	UHS of Lakeside, LLC	Delaware
77.	UHS of Laurel Heights, L.P.	Delaware
78.	UHS of New Orleans, LLC	Louisiana
79.	UHS of Oklahoma, Inc.	Oklahoma
80.	UHS of Parkwood, Inc.	Delaware

81.	UHS of Peachford, L.P.	Delaware
82.	UHS of Pennsylvania, Inc.	Pennsylvania
83.	UHS of Provo Canyon, Inc.	Delaware
84.	UHS of Puerto Rico, Inc.	Delaware
85.	UHS of Ridge, LLC	Kentucky
86.	UHS of River Parishes, Inc.	Louisiana
87.	UHS of Rockford, LLC	Delaware
88.	UHS of Salt Lake City, L.L.C	Delaware
89.	UHS of Savannah, L.L.C.	Delaware
90.	UHS of Spring Mountain, Inc.	Delaware
91.	UHS of Springwoods, L.L.C.	Delaware
92.	UHS of SummitRidge, L.L.C.	Delaware
93.	UHS of Texoma, Inc.	Delaware
94.	UHS of Timberlawn, Inc.	Texas
95.	UHS of Timpanogos, Inc.	Delaware
96.	UHS of Westwood Pembroke, Inc.	Massachusetts
97.	UHS of Wyoming, Inc.	Delaware
98.	UHS Oklahoma City LLC	Oklahoma
99.	UHS Sahara, Inc.	Delaware
100.	UHS-Corona, Inc.	Delaware
101.	UHSL, L.L.C.	Nevada
102.	UHSD, L.L.C.	Nevada
103.	United HealthCare of Hardin, Inc.	Tennessee
104.	Universal Health Services, Inc.	Delaware
105.	Universal Health Services of Palmdale, Inc.	Delaware
106.	Universal Health Services of Rancho Springs, Inc.	California
107.	University Behavioral Health of El Paso	Delaware
108.	Valley Hospital Medical Center, Inc.	Nevada
109.	Wellington Regional Medical Center, Incorporated	Florida

	Grantor	Jurisdiction of Organization:
110.	Alliance Health Center, Inc.	Mississippi
111.	Atlantic Shores Hospital, LLC	Delaware
112.	Alternative Behavioral Services, Inc.	Virginia
113.	Behavioral Healthcare LLC	Delaware
114.	Benchmark Behavioral Health System, Inc.	Utah
115.	BHC Alhambra Hospital, Inc.	Tennessee
116.	BHC Belmont Pines Hospital, Inc.	Tennessee
117.	BHC Fairfax Hospital, Inc.	Tennessee
118.	BHC Fox Run Hospital, Inc.	Tennessee
119.	BHC Fremont Hospital, Inc.	Tennessee
120.	BHC Health Services of Nevada, Inc.	Nevada
121.	BHC Heritage Oaks Hospital, Inc.	Tennessee
122.	BHC Holdings, Inc.	Delaware

123.	BHC Intermountain Hospital, Inc.	Tennessee
124.	BHC of Indiana, General Partnership	Tennessee
125.	BHC Mesilla Valley Hospital, LLC	Delaware
126.	BHC Montevista Hospital, Inc.	Nevada
127.	BHC Northwest Psychiatric Hospital, LLC	Delaware
128.	BHC Pinnacle Pointe Hospital, Inc.	Tennessee
129.	BHC Properties, LLC	Tennessee
130.	BHC Sierra Vista Hospital, Inc.	Tennessee
131.	BHC Streamwood Hospital, Inc.	Tennessee
132.	Brentwood Acquisition, Inc.	Tennessee
133.	Brentwood Acquisition-Shreveport, Inc.	Delaware
134.	Brynn Marr Hospital, Inc.	North Carolina
135.	Canyon Ridge Hospital, Inc.	California
136.	Cedar Springs Hospital, Inc.	Delaware
137.	Columbus Hospital Partners, LLC	Tennessee
138.	Cumberland Hospital, LLC	Virginia
139.	Cumberland Hospital Partners, LLC	Delaware
140.	Emerald Coast Behavioral Hospital, LLC	Delaware
141.	First Hospital Corporation of Virginia Beach	Virginia
142.	First Hospital Panamericano, Inc.	Puerto Rico
143.	Great Plains Hospital, Inc.	Missouri
144.	H.C. Corporation	Alabama
145.	H.C. Partnership	Alabama
146.	Harbor Point Behavioral Health Center, Inc.	Virginia
147.	Havenwyck Hospital Inc.	Michigan
148.	HHC Augusta, Inc.	Georgia
149.	HHC Conway Investment, Inc.	South Carolina
150.	HHC Delaware, Inc.	Delaware
151.	HHC Pennsylvania, LLC	Delaware
152.	HHC Poplar Springs, Inc.	Virginia
153.	HHC River Park, Inc.	West Virginia
154.	HHC St. Simons, Inc.	Georgia
155.	Hickory Trail Hospital, L.P.	Delaware
156.	Holly Hill Hospital, LLC	Tennessee
157.	Horizon Health Corporation	Delaware
158.	Horizon Health Hospital Services, LLC	Delaware
159.	Horizon Mental Health Management, LLC	Texas
160.	HSA Hill Crest Corporation	Alabama
161.	Kids Behavioral Health of Utah, Inc.	Utah
162.	Kingwood Pines Hospital, LLC	Texas
163.	KMI Acquisition, LLC	Delaware
164.	Laurel Oaks Behavioral Health Center, Inc.	Delaware
165.	Lebanon Hospital Partners, LLC	Tennessee
166.	Michigan Psychiatric Services, Inc.	Michigan

167.	Neuro Institute of Austin, L.P.	Texas
168.	North Spring Behavioral Healthcare, Inc.	Tennessee
169.	Northern Indiana Partners, LLC	Tennessee
170.	Ocala Behavioral Health, LLC	Delaware
171.	Palmetto Behavioral Health Holdings, LLC	Delaware
172.	Palmetto Behavioral Health System, L.L.C.	South Carolina
173.	Palmetto Lowcountry Behavioral Health, LLC	South Carolina
174.	Premier Behavioral Solutions, Inc.	Delaware
175.	Premier Behavioral Solutions of Florida, Inc.	Delaware
176.	PSI Surety, Inc.	South Carolina
177.	PSJ Acquisition, LLC	North Dakota
178.	Psychiatric Solutions, Inc.	Delaware
179.	Psychiatric Solutions Hospitals, LLC	Delaware
180.	Psychiatric Solutions of Virginia, Inc.	Tennessee
181.	Ramsay Managed Care, LLC	Delaware
182.	Ramsay Youth Services of Georgia, Inc.	Delaware
183.	Riveredge Hospital Holdings, Inc.	Delaware
184.	Rolling Hills Hospital, LLC	Tennessee
185.	Samson Properties, LLC	Florida
186.	Schick Shadel of Florida, LLC	Florida
187.	Shadow Mountain Behavioral Health System, LLC	Delaware
188.	SHC-KPH, LP	Texas
189.	SP Behavioral, LLC	Florida
190.	Springfield Hospital, Inc.	Delaware
191.	Summit Oaks Hospital, Inc.	New Jersey
192.	Sunstone Behavioral Health, LLC	Tennessee
193.	TBD Acquisition, LLC	Delaware
194.	TBJ Behavioral Center, LLC	Delaware
195.	Texas Cypress Creek Hospital, L.P.	Texas
196.	Texas Hospital Holdings, Inc.	Delaware
197.	Texas Laurel Ridge Hospital, L.P.	Texas
198.	Texas San Marcos Treatment Center, L.P.	Texas
199.	Texas West Oaks Hospital, L.P.	Texas
200.	The National Deaf Academy, LLC	Florida
201.	Three Rivers Behavioral Health, LLC	South Carolina
202.	Three Rivers Healthcare Group, LLC	South Carolina
203.	Toledo Holding Co., LLC	Delaware
204.	University Behavioral, LLC	Florida
205.	Valle Vista, LLC	Delaware
206.	Valle Vista Hospital Partners, LLC	Tennessee
207.	Wekiva Springs Center, LLC	Delaware
208.	Wellstone Regional Hospital Acquisition, LLC	Indiana
209.	Willow Springs, LLC	Delaware
210.	Windmoor Healthcare Inc.	Florida

211.	Windmoor Healthcare of Pinellas Park, Inc.	Delaware
212.	Wisconsin Avenue Psychiatric Center, Inc.	Delaware
213.	Zeus Endeavors, LLC	Florida

Schedule 5

COPYRIGHTS AND COPYRIGHT LICENSES

[Provided in PDF Form]

PATENTS AND PATENT LICENSES

None

TRADEMARKS AND TRADEMARK LICENSES

[Provided in PDF Form]

Annex 1 to

Amended and Restated Collateral Agreement

ASSUMPTION AGREEMENT, dated as of                 , 20    , made by                                          (the “Additional Grantor”), in favor of JPMorgan Chase Bank, N.A., as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties. All capitalized terms not defined herein shall have the meaning ascribed to them in the Collateral Agreement referred to below.

W I T N E S S E T H :

WHEREAS, in connection with the Lien Documents, the Borrower and certain of its Affiliates (other than the Additional Grantor), have entered into the Amended and Restated Collateral Agreement, dated as of August 7, 2014 (as amended, supplemented or otherwise modified from time to time, the “Collateral Agreement”), in favor of the Collateral Agent for the ratable benefit of the Secured Parties;

WHEREAS, the Lien Documents (other than the 2006 Indenture) require the Additional Grantor to become a party to the Collateral Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.12 of the Collateral Agreement, hereby becomes a party to the Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 3 of the Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

Annex 1-A to

Assumption Agreement

Supplement to Schedule 1

Supplement to Schedule 2

Supplement to Schedule 3

Supplement to Schedule 4

Supplement to Schedule 5

Annex 2 to

Amended and Restated Collateral Agreement

Legal Entity	State of Formation
Aiken Regional Medical Centers, Inc.	South Carolina
Temecula Valley Hospital, Inc.	California
District Hospital Partners, L.P.	District of Columbia
Fort Duncan Medical Center, L.P.	Delaware
Lancaster Hospital Corporation	California
Laredo Regional Medical Center, L.P.	Delaware
Manatee Memorial Hospital, L.P.	Delaware
McAllen Hospitals, L.P.	Delaware
Northwest Texas Healthcare System, Inc.	Texas
Sparks Family Hospital, Inc.	Nevada
Summerlin Hospital Medical Center LLC	Delaware
UHS of Oklahoma, Inc.	Oklahoma
UHS of Texoma, Inc.	Delaware
UHS-Corona, Inc.	Delaware
Universal Health Services of Rancho Springs, Inc.	California
Valley Health System LLC	Delaware
Wellington Regional Medical Center, Incorporated	Florida

Annex 3 to

Amended and Restated Collateral Agreement

ADDITIONAL AUTHORIZED REPRESENTATIVE JOINDER AGREEMENT, dated as of                 , 20     (this “Joinder Agreement”), among the Additional Authorized Representative (as defined below), Universal Health Services, Inc. (the “Borrower”) the other Grantors party hereto, and JPMorgan Chase Bank, N.A., as Collateral Agent (in such capacity, the “Collateral Agent”), as collateral agent for the Secured Parties.

Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Amended and Restated Collateral Agreement, dated as of August 7, 2014, by and among the Borrower, the other Grantors party thereto, the Authorized Representatives and Collateral Agent (as amended, restated, modified, and/or supplemented from time to time, the “Collateral Agreement”).

The Companies and the other Grantors propose to issue or incur “Additional Lien Obligations” designated by the Borrower as such in accordance with Section 9 of the Collateral Agreement in an officers’ certificate delivered concurrently herewith to the Collateral Agent and the Authorized Representatives (the “Additional Lien Obligations”). The Person identified in the signature pages hereto as the “Additional Authorized Representative” (the “Additional Authorized Representative”) will serve as the administrative agent, trustee or a similar representative for the holders of the Additional Lien Obligations (the “Additional Lien Secured Parties”).

The Additional Authorized Representative wishes, in accordance with the provisions of the Collateral Agreement, to become a party to the Collateral Agreement and to acquire and undertake, for itself and on behalf of the Additional Lien Secured Parties, the rights and obligations of an “Additional Authorized Representative” and “Secured Parties” thereunder.

Accordingly, the Additional Authorized Representative, for itself and on behalf of its Additional Lien Secured Parties, the Borrower and the other Grantors agree as follows, for the benefit of the Collateral Agent, the existing Authorized Representatives and the existing Secured Parties:

SECTION 1.01. Accession to the Collateral Agreement. The Additional Authorized Representative hereby (a) accedes and becomes a party to the Collateral Agreement as an “Additional Authorized Representative,” (b) agrees, for itself and on behalf of the Additional Lien Secured Parties, to all the terms and provisions of the Collateral Agreement and (c) acknowledges and agrees that (i) the Additional Lien Obligations and Liens on any Common Collateral securing the same shall be subject to the provisions of the Collateral Agreement and (ii) the Additional Authorized Representative and the Additional Lien Secured Parties shall have the rights and obligations specified under the Collateral Agreement with respect to an “Authorized Representative” or a “Secured Party,” and shall be subject to and bound by the provisions of the Collateral Agreement.

SECTION 1.02. Representations and Warranties of the Additional Authorized Representative. The Additional Authorized Representative represents and warrants to the Collateral Agent, the existing Authorized Representatives and the existing Secured Parties that (a) it has full power and authority to enter into this Joinder Agreement, in its capacity as the Additional Authorized Representative, (b) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, and (c) the Additional Lien Documents relating to the Additional Lien Obligations provide that, upon the

Additional Authorized Representative’s execution and delivery of this Joinder Agreement, (i) the Additional Lien Obligations and liens on any Common Collateral securing the same shall be subject to the provisions of the Collateral Agreement and (ii) the Additional Authorized Representative and the Additional Lien Secured Parties shall have the rights and obligations specified therefor under, and shall be subject to and bound by the provisions of, the Collateral Agreement.

SECTION 1.03. Parties in Interest. This Joinder Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Secured Parties, all of whom are intended to be bound by, and to be third-party beneficiaries of, this Agreement.

SECTION 1.04. Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Joinder Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Joinder Agreement.

SECTION 1.05. Governing Law. This Joinder Agreement shall be construed in accordance with and governed by the law of the State of New York.

SECTION 1.06. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 8.2 of the Collateral Agreement. All communications and notices hereunder to the Additional Authorized Representative shall be given to it at the address set forth under its signature hereto, which information supplements Section 8.2 to the Collateral Agreement.

SECTION 1.07. Expenses. The Borrower and the other Grantors, jointly and severally, agree to reimburse the Collateral Agent and each of the Authorized Representatives for its reasonable out-of-pocket expenses in connection with this Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent and any of the Authorized Representatives.

[remainder of page intentionally blank]

IN WITNESS WHEREOF, the Additional Authorized Representative, the Borrower and the other Grantors have duly executed this Joinder Agreement to the Collateral Agreement as of the day and year first above written.

[ ], AS ADDITIONAL AUTHORIZED REPRESENTATIVE,

by
Name:
Title:

Address for notices:

attention of:

Facsimile:

UNIVERSAL HEALTH SERVICES, INC.

By:
Title:

[NAME OF OTHER GRANTORS]

By:
Title: